================================================================================
                                                  LOOMIS SAYLES INVESTMENT TRUST
================================================================================

                                          A Family of Institutional Mutual Funds

                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 1997

                                                            One Financial Center
                                                     Boston, Massachusetts 02111
                                                                  (617) 482-2450

---------------

[Photo of
Daniel J. Fuss]

---------------
DANIEL J. FUSS
President

Dear Shareholders:

Let's talk about peace, oceans, teenagers, hockey players and crocodiles.

THE WORLD IS AT PEACE

The world is a peaceful place and that is good for investing money. While there are many local wars, there is no large-scale war, hot or cold, on the horizon. Because of that, it is a little easier for the national governments to balance their budgets. Also, there are some significant changes occurring in worldwide population distribution, as we collectively age. Out of this, a new political order is evolving that is fundamentally good for investing money.

THERE'S AN OCEAN OF LIQUIDITY

The global economy is chugging along, but not at a pace that can use up the ocean of liquidity that exists in the world today. Normally, at this phase of the economic cycle, signs of inflation start to occur. None of those signs are evident now, so it doesn't look like this ocean will dry up anytime soon.

THE ECONOMY IS ABOUT TO BECOME A TEENAGER

This phenomenon has placed the Federal Reserve and other central banks in a position similar to parents with a child about to become a teenager. Those parents know what is to come; the central banks know too what's coming. However, the economic evidence isn't apparent to all. It's only the point in the cycle that tells the central banks to prepare for the worst. But the banks really don't have the political and popular support to raise interest rates to help dry up some of this excess liquidity. Therefore, they wait.

AND THE HOCKEY PLAYERS ARE CAUSING MISCHIEF

Meanwhile in the markets, the hockey players are going full tilt. Environments like this, with ample liquidity and few serious worries, lead to all sorts of mischief. The hockey players are finding many ways to add incremental return. Many are borrowing a lot of money and putting it into the market. The most prominent example of this is the so-called "yen/dollar carry trade", where people borrow short term funds in yen and invest in longer term dollar denominated assets. Another variation is extending the "collateralized bond obligation" format to high yield bonds. Another risk is the possible outcome from the so-called "virtual hedging" techniques, where plans are made to sell stocks when the market declines past a certain point. None of these strategies are intrinsically bad, but they do introduce more risk into the market.

All of this push for yield and return has narrowed the valuation differences in most markets. That is, there isn't that much to choose between one type of investment and another. This has caused certain areas of the market to get quite pricey relative to where they used to be. Nevertheless, it is a peaceful time and perhaps some of these valuations aren't so extreme after all.

MEANWHILE, THE CROCODILES LAY IN WAIT

A really powerful "market message" statement would be nice for this letter. I don't have one. However, I am reminded of an old Malaysian saying, "just because the river is quiet does not mean the crocodiles have left." There are definitely crocodiles out there. Whether or not they will surface remains to be seen. We're keeping a sharp eye out for them. Until they do, it remains a good time to invest.

Thanks for investing with us.

Sincerely,

/s/ Daniel J. Fuss
Daniel J. Fuss

LOOMIS SAYLES CALIFORNIA
TAX-FREE INCOME FUND
================================================================================
Cumulative Performance                                Inception to June 30, 1997
--------------------------------------------------------------------------------

Average Returns (%) - Period Ended June 30, 1997

--------------------------------------------------------------------------------
                                                               Annualized
                                                           --------------------
                                   Year                                 Since
                                  to date        1 year    2 years    Inception
Loomis Sayles California
 Tax-Free Income Fund(a)           2.7             6.7       6.3          5.7
Lipper California Intermediate
 Municipal Bond Fund Index(b)      2.6             6.6       6.1          5.5
Lehman Brothers Municipal
 Bond Index(c)                     3.2             8.3       7.4          6.7
--------------------------------------------------------------------------------

Dates                      Loomis              Lipper              Lehman
--------------------------------------------------------------------------------
As of 6/1/95                10.00              10.00               10.00
Period Ended
6/30/95                     09.93              09.92               09.91
9/30/95                     10.19              10.20               10.20
12/31/95                    10.49              10.49               10.62
3/31/96                     10.47              10.43               10.49
6/30/96                     10.52              10.48               10.57
9/30/96                     10.69              10.67               10.81
12/31/96                    10.93              10.89               11.09
3/31/97                     10.82              10.88               11.06
6/30/97                     11.22              11.18               11.45
--------------------------------------------------------------------------------

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles California Tax-Free Income Fund is June 1, 1995.
(b): Source: Lipper Analytical Services
(c): Lehman Brothers Municipal Bond Index is computed from prices on approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligation bonds, 27% insured and 13% prerefunded bonds. The index returns have not been reduced for management and operating expenses applicable to mutual fund investments. Source: Lehman Brothers

As the second quarter began and the strength of the economy had everyone nervous about inflation, interest rates edged higher. By mid-April, rates reached a high in the 30-year Treasury of 7.17%. As growth forecasts began to slow and inflation, as reflected by May and June CPI and PPI numbers, showed continued low levels, rates moved lower.

The movement of rates in the quarter was approximately the same along the yield curve.

                                                          Treasuries                                 Municipals
                                                    3/30           6/30                         3/30           6/30

5 yr. ....................................          6.75           6.37      -.38 bps           4.60           4.40       -.20 bps
10 yr. ...................................          6.90           6.50      -.40 bps           4.95           4.80       -.15 bps
30 yr. ...................................          7.10           6.78      -.32 bps           5.75           5.60       -.15 bps

Yields on municipal securities had not risen as much as those on Treasuries, so their retracement was more moderate.

The California Tax-Free Income Fund returned 2.7% in the second quarter. The Lipper California Intermediate Municipal Bond Fund Index was also up 2.7%. Year-to-date the Fund is up 2.7% and Lipper 2.6%. For the two-year period, the Fund is up 13.0% (6.3% annualized) versus Lipper 12.6% (6.1% annualized). The Fund has a current yield of 4.7%.

Looking forward, the question now is the extent of GDP growth in the second half. We believe inflation as measured by the CPI will be modest in 1997. Also, at these lower levels of interest rates, we expect municipal offerings to increase, giving us purchase alternatives.

Robert K. Payne is the portfolio manager for the California Tax-Free Income
Fund.

LOOMIS SAYLES CORE FIXED INCOME FUND
================================================================================
Cumulative Performance                                Inception to June 30, 1997
--------------------------------------------------------------------------------

Average Returns (%) - Period Ended June 30, 1997

--------------------------------------------------------------------------------
                                                               Annualized
                                                           --------------------
                                   Year                           Since
                                  to date        1 year         Inception
Loomis Sayles Core Fixed
 Income Fund(a)                    2.6             7.4             6.7
Lipper Corp. A Rated Bond
 Fund Index(b)                     2.7             8.0             7.7
Merrill Lynch Government/
 Corporate Bond Index(c)           2.8             7.8             7.7
--------------------------------------------------------------------------------

Dates                      Loomis              Lipper              Merrill
--------------------------------------------------------------------------------
As of 4/24/96               10.00              10.00               10.00
Period Ended
6/30/96                     10.06              10.02               10.04
9/30/96                     10.21              10.20               10.21
12/31/96                    10.53              10.53               10.53
3/31/97                     10.44              10.44               10.45
6/30/97                     10.80              10.82               10.82
--------------------------------------------------------------------------------

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Core Fixed Income Fund is April 24, 1996. Since Merrill Lynch Government/Corporate Bond Index & Lipper Corporate A Rated Bond Fund Index performance data is not available coincident with this date, comparative performance is presented from April 30, 1996.
(b): Source: Lipper Analytical Services
(c): Composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.
     Source: Merrill Lynch

The fixed income market enjoyed a sharp rally in the second quarter that pushed interest rates toward the lower end of the recent trading range. Interest rates declined as economic statistics began to show some moderation in the pace of economic growth. In addition, inflation readings have also been declining. The combination of moderating growth and low inflation has provided investors confidence that the Federal Reserve may not have to further tighten monetary policy.

As we look forward to the second half of 1997, we expect the long bond to continue trading in its recent range. While it appears as if the non-inflationary growth rate may be greater than that which is currently accepted, we believe the relationship between above-trend growth and inflation will hold. It is the definition of above-trend growth that is being rewritten, not its relationship to inflation.

While the extra yield associated with corporate fixed income securities provided incremental return, mortgage securities were the best performing sector in the second quarter. Given that outperformance, however, we feel mortgage securities have become a bit overvalued and expect the corporate sector to be the better performer through the remainder of 1997.

The Core Fixed Income Fund returned 3.5% for the quarter and 2.6% year-to-date versus the Merrill Lynch Government/Corporate Bond Index of 3.6% and 2.8%, respectively. Since its inception on April 24, 1996, the Fund has an average annual return of 6.7%. For the same period, the Merrill Lynch Government/ Corporate Bond Index has an average annual return of 7.7%.

William F. Camp is the portfolio manager for the Core Fixed Income Fund.

LOOMIS SAYLES CORE GROWTH FUND
================================================================================
Cumulative Performance                                Inception to June 30, 1997
--------------------------------------------------------------------------------

Average Returns (%) - Period Ended June 30, 1997

--------------------------------------------------------------------------------
                                                               Annualized
                                                           --------------------
                                   Year                           Since
                                  to date        1 year         Inception
Loomis Sayles Core
 Growth Fund(a)                   13.2            24.7            16.9
Lipper Growth Fund Index(b)       15.4            25.6            20.7
S&P 500 Index(c)                  20.6            34.7            29.5
--------------------------------------------------------------------------------

Dates                      Loomis              Lipper               S&P
--------------------------------------------------------------------------------
As of 10/1/95               10.00              10.00               10.00
Period Ended
12/31/95                    10.04              10.24               10.60
3/31/96                     10.21              10.70               11.17
6/30/96                     10.53              11.06               11.67
9/30/96                     10.82              11.37               12.03
12/31/96                    11.61              12.03               13.04
3/31/97                     11.88              11.99               13.39
6/30/97                     13.14              13.89               15.72
--------------------------------------------------------------------------------

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Core Growth Fund is October 1, 1995.
(b): Source: Lipper Analytical Services
(c): S&P 500 Index is a capitalization-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the Over-the-Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

In the fixed income markets, the concerns that characterized the latter part of the fourth quarter and the first quarter of an overheated economy leading the Federal Reserve into a series of rate increases abated as the robust growth of the first quarter slowed to a more sustainable pace. The Federal Reserve confirmed this when it made no move to raise rates at its May meeting. This development, accompanied by continued positive news on inflation and stabilization of the dollar after a period of weakness, produced a rally in bonds, with the 30-year Treasury moving from a 7.10% yield at the beginning of the quarter to 6.78% at the end of the period. The Lehman Govt/Corp Bond Index gained 3.6% for the quarter. The stock market responded to these developments with a massive 17.4% advance in the Standard and Poor's 500 Composite Stock Price Index, the fourth best quarterly gain since 1950. Although smaller stocks fared better than in the first quarter, the pace continued to be set by large capitalization consumer growth stocks, some of which now exceed the valuations last seen in the "nifty fifty" market of 1972.

In this environment the Core Growth Fund performed as follows:

                                              Core Growth
                                                  Fund          S&P 500

2nd Quarter 1997                                 +10.6%          +17.4%
YTD 1997                                         +13.2%          +20.6%
One Year                                         +24.7%          +34.7%

Looking ahead, we can only say we are in uncharted territory. We believe that the world economy looks as good as it ever has. World growth is running above 4%, and is reaching even into historically lagging regions like Africa. Currently, inflation is low, and financial markets are booming. Still, we feel a bit uncomfortable. Eventually wage pressures will rise and capacity bottlenecks will develop. It is also worth bearing in mind that much of the good news in this country has been made possible by massive foreign - especially Asian - buying of Treasuries. This has fueled the rise in the dollar which has been so helpful in keeping inflation under control, and it has enabled Americans to shift assets from bonds to stocks without forcing up interest rates.

Anything which reduces the Asian propensity to buy Treasuries would upset this balance. Combined with a market which by most measures is at a valuation level seldom equaled let alone exceeded in the past, we think this suggests a cautious stance. At the least, it makes us loath to increase the already significant exposure of the portfolio to the large predictable growth companies which have so dominated the market over the past two years.

Portfolio activity in the quarter remained at a moderate level. Exposure to pharmaceuticals, regional telephones, machinery and finance was increased while exposure to business services, automobiles and apparel was reduced.

Quentin P. Faulkner is the portfolio manager for the Core Growth Fund.

LOOMIS SAYLES FIXED INCOME FUND
================================================================================
Cumulative Performance                                Inception to June 30, 1997
--------------------------------------------------------------------------------

Average Returns (%) - Period Ended June 30, 1997

--------------------------------------------------------------------------------

                                                               Annualized
                                                           --------------------
                                   Year                                 Since
                                  to date        1 year    2 years    Inception
Loomis Sayles Fixed
 Income Fund(a)                    6.4            17.0      13.5         17.6
Lipper BBB Rated
 Bond Fund Index(b)                3.3             9.3       7.4         10.5
Lehman Brothers Gov't/Corp.
 Bond Index(c)                     2.7             7.8       6.2          9.2

--------------------------------------------------------------------------------

Dates                      Loomis              Lipper              Lehman
--------------------------------------------------------------------------------
As of 1/17/95               10.00              10.00               10.00
Period Ended
3/31/95                     10.50              10.31               10.30
6/30/95                     11.55              11.03               10.97
9/30/95                     12.10              11.30               11.18
12/31/95                    12.74              11.83               11.70
3/31/96                     12.56              11.59               11.43
6/30/96                     12.72              11.63               11.48
9/30/96                     13.27              11.89               11.68
12/31/96                    13.98              12.31               12.04
3/31/97                     14.06              12.22               11.94
6/30/97                     14.87              12.72               12.37
--------------------------------------------------------------------------------

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Fixed Income Fund is January 17, 1995. Since Lehman Brothers Government/Corporate Bond Index & Lipper BBB Rated Bond Fund Index performance data is not available coincident with this date comparative performance is presented from January 31, 1995.
(b): Source: Lipper Analytical Services
(c): Lehman Brothers Government/Corporate Bond Index is a composite of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.

The Loomis Sayles Fixed Income Fund performed well for the six months ended June 30, 1997. The 6.4% return comfortably exceeded the return of most broad domestic fixed income benchmarks. The Fund was a participant in most of the periods strongest performing areas: high yield bonds, convertible issues and emerging market Yankee issues. Duration was a positive influence on performance as yields descended towards the end of the period with restrained inflation and economic growth beginning to show signs of slowing.

Bonds and stocks continue to post strong gains as we head into the second half of the year. The main driver of the markets continues to be positive liquidity flows. Most of the liquidity is finding its way into equities, but, the money that does flow into fixed income continues to look for yield. Demand for higher yielding securities is strong, and high yield, emerging market and convertible bonds continue to outperform the broader market. The risk most investors are willing to assume is credit and that is reflected in the narrow spreads relative to Treasuries. We believe that at some point credit spreads will widen and the stronger long term credits will do better. Issue selection remains key in the Fund's structure.

Throughout the period there has been little in the way of major portfolio shifts but rather a "management of inventory" as we looked at individual issues and assessed the relative merit of the situations (individual bonds) which presented themselves as investment ideas. This includes existing holdings. The portfolio remains biased to longer corporate issues. Long corporate issues have performed well especially in the second quarter. There is a fair degree of foreign diversification with significant non-dollar positions in Canada and New Zealand and a relatively smaller position in South Africa. We also have maintained positions in several U.S. dollar-denominated issues of emerging market countries such as Argentina, Brazil, and Thailand.

We believe the portfolio is positioned well for total return. There remains good yield advantage, call protection, and a modest amount of foreign diversification. Our emphasis continues to be on the credit fundamentals of the individual securities in which we invest. On balance, we continue to try to exploit pricing inefficiencies at the security level rather than to attempt to anticipate the direction of interest rates.

Daniel J. Fuss is the portfolio manager for the Fixed Income Fund.

LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND
================================================================================
Cumulative Performance                                Inception to June 30, 1997
--------------------------------------------------------------------------------

Average Returns (%) - Period Ended June 30, 1997

--------------------------------------------------------------------------------
                                                               Annualized
                                                           --------------------
                                   Year                          Since
                                  to date        1 year       Inception
Loomis Sayles High Yield
 Fixed Income Fund(a)              4.2            11.9           11.4
Lipper High Yield Bond
 Fund Index(b)                     5.7            14.2           14.3
Merrill Lynch High Yield
 Bond Index(c)                     5.8            14.3           14.3

--------------------------------------------------------------------------------

Dates                      Loomis              Lipper              Merrill
--------------------------------------------------------------------------------
As of 6/5/96                10.00              10.00               10.00
Period Ended
6/30/96                     10.03              10.01               10.06
9/30/96                     10.38              10.47               10.45
12/31/96                    10.76              10.82               10.86
3/31/97                     10.55              10.86               10.98
6/30/97                     11.22              11.43               11.50
--------------------------------------------------------------------------------


Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles High Yield Fixed Income Fund is June 5, 1996. Since Merrill Lynch High Yield Bond Index & Lipper High Yield Bond Fund Index performance data is not available coincident with this date, comparative performance is presented from June 30, 1996.
(b): Source: Lipper Analytical Services
(c): Issues must be in the form of publicly placed non-convertible, coupon-bearing U.S. domestic debt and must carry a term to maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. Issues must be rated by Standard & Poor's or by Moody's as less than investment grade (i.e., BBB or Baa) but not in default (i.e., DD1 or less). The index excludes floating rate debt equipment trust certificates and Title 11 securities.

The Loomis Sayles High Yield Fixed Income Fund performed well for the three-month period ended June 30, 1997. The 6.3% return for the period was above the comparable benchmark. After a slow start at the beginning of the year, some of the credit ideas within the portfolio experienced good price movement in the second quarter. Within the fixed income market for the first six months of 1997, the high yield sector enjoyed some of the highest returns as investors continued to stretch for yield. Emerging market debt and convertible bonds were also strong contributors to overall return.

Bonds and stocks continue to post strong gains as we head into the second half of the year. The main driver of the markets continues to be positive liquidity flows. Most of the liquidity is finding its way into equities, but the money that flows to fixed income continues to look for yield. Demand for higher yielding securities is strong, and high yield, emerging market and convertible bonds continue to outperform the broader market. The risk most investors are willing to assume is credit, and that is reflected in the narrow spreads relative to Treasuries. We believe that at some point credit spreads will widen and the stronger long-term credits will do better. Issue selection remains key in the Fund's structure.

The bond market reacted favorably to the Fed's decision to stand pat. We continue to look for good corporate ideas, adding on to current portfolio holdings and finding much of the value and opportunities in the Yankee sector. Latin America continues to benefit from sound economic policies and markets that today are more accessible to foreign investors, while Asian economies seem likely to overcome their current growing pains. The Fund also has positions in sectors, such as cable and telecom, that had lagged the market earlier this year but we believe still offer long term value. We believe Microsoft's investment in Comcast was a clear sign of the value and potential returns in information technology. Prices in this sector have snapped back quite nicely in the second quarter.

The Fund has been open a relatively short time, but we believe that it is well structured for the current environment with good yield advantage, call protection and diversification amongst its issues. The majority of the Fund's holdings are in BB rated issues. This is because we are not as well compensated in single B rated issues due to the tightness of the spread. In both segments we believe we can add value using our research expertise to identify improving credit trends. There is relatively little sensitivity to the direction of rates. The upside potential comes from the underlying fundamentals for the credits, which on the whole are improving.

Daniel J. Fuss is the portfolio manager for the High Yield Fixed Income Fund.

LOOMIS SAYLES INVESTMENT GRADE FIXED
INCOME FUND
================================================================================
Cumulative Performance                                Inception to June 30, 1997
--------------------------------------------------------------------------------

Average Returns (%) - Period Ended June 30, 1997

--------------------------------------------------------------------------------

                                                          Annualized
                                                 ------------------------------
                                 Year                                   Since
                                to date  1 year  2 years   3 years   Inception
Loomis Sayles Investment
 Grade Fixed Income Fund(a)      3.8      14.4    12.5       14.4       14.4
Lipper BBB Rated
 Bond Fund Index(b)              3.3       9.3     7.4        9.1        9.1
Lehman Brothers Gov't/Corp.
 Bond Index(c)                   2.7       7.8     6.2        8.3        8.3

--------------------------------------------------------------------------------

Dates                      Loomis              Lipper              Lehman
--------------------------------------------------------------------------------
As of 7/1/94                10.00              10.00               10.00
Period Ended
9/30/94                     10.08              10.07               10.05
12/31/94                    09.97              10.06               10.09
3/31/95                     10.75              10.54               10.59
6/30/95                     11.82              11.28               11.28
9/30/95                     12.27              11.55               11.49
12/31/95                    12.99              12.09               12.03
3/31/96                     12.91              11.84               11.75
6/30/96                     13.07              11.89               11.80
9/30/96                     13.60              12.15               12.01
12/31/96                    14.40              12.59               12.38
3/31/97                     14.23              12.49               12.27
6/30/97                     14.96              12.99               12.71
--------------------------------------------------------------------------------


Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Investment Grade Fixed Income Fund is July 1, 1994.
(b): Source: Lipper Analytical Services
(c): Lehman Brothers Government/Corporate Bond Index is a composite of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporate, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.

The U.S. bond market rebounded from a weak first quarter as a small drop in interest rates and a weaker than expected economy produced strong performance numbers across the board during the second quarter. The economy sizzled during January and February prompting the Fed to raise rates 25 basis points at their March meeting. The onset of an economic deceleration in the second quarter persuaded investors that the Fed would not be inclined to tighten again until the second half of 1997. In this environment, the Loomis Sayles Investment Grade Fixed Income Fund returned 3.8%, beating the 2.7% return on the Lehman Government/Corporate Bond Index.

The bond market has had a volatile year thus far. Mildly negative returns in the first quarter were more than offset by strong gains in the second. In general, bond yields mirrored the pace of business activity. In early 1997, the economy surprised on the upside and bond yields backed up on fears of inflation. The Fed reacted to an overheated economy with a 25 basis point tightening in late March and Treasury yields surged across all maturities. A faltering stock market and fears of further tightening spilled into the second quarter. However, May brought news of a softer economy. Fears of inflation subsided and the stock market roared toward recordbreaking highs. Accordingly, bond yields reversed course and bonds recovered much of the value lost during the first three months of 1997. A drop in interest rates and a weaker than expected economy produced strong performance numbers across the board.

Although both stocks and bonds sold off considerably during March, the subsequent recovery of the markets drove performance for the Investment Grade Fixed Income Fund. The Fund has maintained its longer duration and Baa average quality. The non-market related features of the Fund have proven beneficial in an uncertain interest rate environment. As of June 30, the Fund held 17.1% of its assets in international issues and 17.3% of its assets in Canadian issues. The minor international areas for the Fund are Brazil, South Africa, Poland and Thailand.

As of June 30, the Fund held approximately 15% in convertible securities. Allocation to the convertible market has also had a positive impact on performance. A strong stock market, buoyed by strong first quarter earnings and mixed economic news, drove prices on converts during the first half of 1997, especially during the second quarter.

The economic backdrop has not changed significantly since the first quarter. We continue to incorporate securities with non-market-related features into the portfolio. There is a degree of foreign exposure and a focus on credit and issue specific factors that we believe serve as a buffer to general market movements. Maintaining this diversity is essential as we continue to search for discounted, longer maturity issues. We believe the Loomis Sayles Investment Grade Fixed Income Fund is well structured for total return.

Daniel J. Fuss is the portfolio manager for the Investment Grade Fixed Income Fund.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------

LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND

Portfolio of Investments -- as of June 30, 1997 (unaudited)

                                                                       Face
                                                                      Amount             Value (a)
--------------------------------------------------------------------------------------------------------------
Municipal Bonds And Notes -- 98.0% of Total Net Assets

Air Transport -- 3.6%
  San Francisco, California, City & County International Airport
    Revenue, (AMBAC Insured), 6.200%, 5/01/04 ...................      $300,000       $       325,260
  San Jose, California, Airport Revenue, (FGIC Insured),
    5.875%, 3/01/07 .............................................       200,000               215,718

                                                                                      ---------------
                                                                                              540,978
                                                                                      ---------------
Certificates of Participation -- 4.3%
  Los Angeles, California, Equipment Acquisition Project L,
    5.800%, 12/01/98 ............................................       100,000               101,890
  Mid-Peninsula, California, Regional Open Space,
    5.500%, 9/01/07 .............................................       100,000               100,192
  Oceanside, California, Water Systems, (AMBAC Insured),
    5.650%, 8/01/09 .............................................       125,000               129,510
  San Diego, California, School District Capital Improvements
    Project, Series B, 6.000%, 7/01/02 ..........................       100,000               105,764
  San Diego, California, University School District,
    6.000%, 7/01/03 .............................................       100,000               107,136
  Santa Clara Valley, California, Water District Refunding &
    Improvements, Series A, (FGIC Insured), 5.800%, 2/01/08 .....       100,000               105,181
                                                                                      ---------------
                                                                                              649,673
                                                                                      ---------------
Correctional Facilities -- 6.0%
  California State Public Works Board, 6.400%, 9/01/01,
    prerefunded 9/01/97 (b) .....................................       100,000               102,422
  California State Public Works Board A, 6.700%, 9/01/97 ........        50,000                50,224
  California State Public Works Board Revenue,
    5.200%, 4/01/07 .............................................       500,000               510,070
  Shafter California Joint Power Finance, 5.500%, 1/01/06 .......       250,000               251,880
                                                                                      ---------------
                                                                                              914,596
                                                                                      ---------------
Education -- 11.4%
  California State Public Works Board, Community College, 5.200%,
    3/01/06 .....................................................       200,000               201,818
  Clovis, California, Unified School District, (FGIC Insured),
    10.625%, 8/01/03 ............................................       200,000               262,002
  Clovis, California, Unified School District, (FGIC Insured),
    Zero Coupon Bond, 8/01/04 ...................................       200,000               142,418
  University of California Revenue, Series B,
    6.500%, 9/01/03 .............................................       300,000               326,022
  University of California Revenue, Series B,
    5.800%, 9/01/07 .............................................       415,000               429,438
  University of California Revenue, Series C,
    5.000%, 9/01/08 .............................................       175,000               174,769
  University of California Revenue, Series C, (AMBAC Insured),
    4.700%, 9/01/06 .............................................       200,000               198,268
                                                                                      ---------------
                                                                                            1,734,735
                                                                                      ---------------
Electric & Gas -- 11.3%
  Kings River Conservation District, California,
    5.200%, 1/01/99 .............................................       100,000               100,856
  Northern California Power Agency, Public Revenue,
    5.250%, 7/01/02 .............................................       250,000               255,407
  Riverside, California, Electric Revenue, 4.800%, 10/01/04 .....       100,000                99,083
  Riverside, California, Electric Revenue, (MBIA Insured),
    5.200%, 10/01/08 ............................................       230,000               232,305
  Sacramento, California, Electric Revenue, 5.250%, 5/15/04 .....       250,000               253,700
  Sacramento, California, Power Authority, 6.000%, 7/01/02 ......       500,000               520,335
  Santa Clara, California, Electric Revenue, (FGIC Insured),
    6.250%, 7/01/13 .............................................       250,000               263,895
                                                                                      ---------------
                                                                                            1,725,581
                                                                                      ---------------
General Obligations -- 18.9%
  California State, 5.000%, 3/01/01 .............................       200,000               201,160
  California State, 5.500%, 6/01/01 .............................       500,000               519,540
  California State, 5.400%, 4/01/04 .............................       200,000               207,160
  California State, 6.000%, 10/01/14 ............................       250,000               259,620
  California State, (FGIC Insured), 5.750%, 8/01/09 .............        95,000                99,813
  Los Angeles, California, 6.500%, 11/01/10 .....................       350,000               372,988
  San Diego, California, Open Space Park Facility, District One,
    5.750%, 1/01/08 .............................................       250,000               263,202
  San Francisco, California, City & County, 6.200%, 6/15/08 .....       300,000               315,021
  San Francisco, California, County Library Facilities,
    Series D, 6.100%, 6/15/07 ...................................       250,000               262,190
  San Francisco, California, State Building, 5.000%, 10/01/05 ...       125,000               126,095
  San Francisco, California, State Building Authority,
    5.125%, 10/01/07 ............................................       250,000               250,160
                                                                                      ---------------
                                                                                            2,876,949
                                                                                      ---------------
Government Agencies -- 3.3%
  Federal Home Loan Mortgage Corporation,
    8.060%, 7/10/06 .............................................       500,000               503,830
                                                                                      ---------------
Health/Hospital -- 3.5%
  California Health Facilities Authority, Series A,
    6.750%, 10/01/19 ............................................       500,000               527,915
                                                                                      ---------------
Public Works -- 2.0%
  Commonwealth of Puerto Rico, Infrastructure,
    7.300%, 7/01/97 .............................................        25,000                25,000
  San Francisco, California, City & County Redevelopment Project,
    Series B, 5.200%, 8/01/08 ...................................       250,000               248,655
  San Francisco, California, Public Utilities, Zero Coupon Bond,
    11/01/15 ....................................................       100,000                22,715
                                                                                      ---------------
                                                                                              296,370
                                                                                      ---------------
Revenue -- 14.9%
  California Housing Finance Agency, (MBIA Insured),
    5.200%, 8/01/05 .............................................       250,000               254,317
  California Housing Finance Agency, (MBIA Insured),
    5.850%, 8/01/09 .............................................       300,000               309,873
  California Pollution Control, 5.000%, 4/01/08 .................       425,000               423,036
  California Pollution Control, 6.850%, 12/01/08 ................       100,000               106,327
  Central Coast Water Authority, California, (AMBAC Insured),
    5.500%, 10/01/00 ............................................       100,000               103,805
  Corona, California, Single Family, 5.500%, 11/01/10 ...........       400,000               403,336
  Los Angeles State Building Authority, Lease Revenue,
    5.375%, 5/01/06 .............................................       300,000               308,481
  San Francisco, California, Port Commission,
    5.500%, 7/01/04 .............................................       100,000               102,321
  Stockton, California, Port District, 8.100%, 1/01/14 ..........       250,000               258,478
                                                                                      ---------------
                                                                                            2,269,974
                                                                                      ---------------
Transportation & Highway -- 2.2%
  Orange County, California, Local Transportation Authority,
    5.700%, 2/15/03 .............................................       125,000               131,259
  San Francisco Bay Area Rapid Transit Authority, (FGIC Insured),
    5.450%, 7/01/08 .............................................       200,000               207,230
                                                                                      ---------------
                                                                                              338,489
                                                                                      ---------------
Utilities -- 2.4%
  Anaheim, California, Public Financing Authority Revenue, 2nd
    Series, (FGIC Insured), 5.375%, 10/01/08 ....................        95,000                96,954
  California Resource Efficiency Financing, First Resource
    Efficiency, (AMBAC Insured), 5.400%, 7/01/04 ................       150,000               157,103
  East Bay, California, MUD Revenue, 5.800%, 6/01/03 ............       100,000               106,179
                                                                                      ---------------
                                                                                              360,236
                                                                                      ---------------
Water & Sewer -- 14.2%
  California State Department Water Resources Systems,
    6.000%, 12/01/11 ............................................       500,000               507,580
  Los Angeles, California, Wastewater Systems, (FGIC Insured),
    5.375%, 11/01/07 ............................................       450,000               464,499
  San Diego, California, Sewer Revenue, (AMBAC Insured),
    4.750%, 5/15/06 .............................................       125,000               124,121
  San Francisco, California, City & County Public Utility Water
    Revenue, Series A, 6.375%, 11/01/06 .........................       500,000               548,195
  San Francisco, California, Sewer Revenue, (AMBAC Insured),
    6.000%, 10/01/11 ............................................       500,000               522,295
                                                                                      ---------------
                                                                                            2,166,690
                                                                                      ---------------
  Total Municipal Bonds and Notes (Identified Cost $14,709,598)..                          14,906,016
                                                                                      ---------------
TOTAL INVESTMENTS -- 98.0%
  (IDENTIFIED COST $14,709,598) (c) .............................                     $   $14,906,016
  Cash, Receivables & Other Assets...............................                             346,027
  Liabilities....................................................                             (44,951)
                                                                                      ---------------
TOTAL NET ASSETS -- 100% ........................................                     $    15,207,092
                                                                                      ===============

(a) See Note 1.
(b) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.
(c) At June 30, 1997, the net unrealized appreciation on investments based on cost of $14,709,598 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $227,375 and $30,957, respectively, resulting in net unrealized appreciation of $196,418.

Insurance Abbreviations:
  AMBAC - American Municipal Bond Assurance Corporation
  FGIC  - Federal Guaranty Insurance Corporation
  MBIA  - Municipal Bond Insurance Association

Security Abbreviations:
  MUD - Municipal Utilities District

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------

LOOMIS SAYLES CORE FIXED INCOME FUND

Portfolio of Investments -- as of June 30, 1997 (unaudited)

                                                                        Face
                                                                       Amount            Value (a)
--------------------------------------------------------------------------------------------------------
Bonds And Notes -- 97.4% of Total Net Assets

Aerospace -- 3.0%
  Lockheed Corp., 9.000%, 1/15/22 ................................      $201,000       $      231,264
                                                                                       --------------
Banking & Finance -- 12.3%
  Capital One Bank, 5.950%, 2/15/01 ..............................       250,000              241,722
  Chase Manhattan Corp., 7.625%, 1/15/03 .........................       200,000              206,454
  First America Bank Corp., 7.750%, 7/15/04 ......................       150,000              154,671
  NCNB Corp., 9.125%, 10/15/01 ...................................       100,000              108,557
  Standard Federal Bank, 7.750%, 7/17/06 .........................       220,000              227,685
                                                                                       --------------
                                                                                              939,089
                                                                                       --------------
Diversified Operations -- 1.9%
  Norfolk Southern Corp., 7.800%, 5/15/27 ........................       140,000              143,794
                                                                                       --------------
Electronics -- 4.5%
  Philips Electronics NV, 8.375%, 9/15/06 ........................       140,000              151,309
  Texas Instruments, Inc., 8.750%, 4/01/07 .......................       170,000              189,094
                                                                                       --------------
                                                                                              340,403
                                                                                       --------------
Entertainment -- 2.1%
  Time Warner Entertainment Co., 7.250%, 9/01/08 .................       160,000              157,954
                                                                                       --------------
Financial -- 11.9%
  A T & T Capital Corp., 6.390%, 1/22/99 .........................       225,000              225,432
  Advanta Corp., 7.000%, 5/01/01 .................................       100,000               97,795
  Ford Motor Credit Co., 7.500%, 1/15/03 .........................       108,000              110,874
  General Motors Acceptance Corp., 5.625%, 2/15/01 ...............        27,000               26,019
  General Motors Acceptance Corp., 6.800%, 4/17/01 ...............       200,000              200,400
  McDonnell Douglas Financial Corp., 6.500%, 7/06/99 .............       175,000              174,394
  USL Capital Corp., 7.050%, 5/14/01 .............................        75,000               75,610
                                                                                       --------------
                                                                                              910,524
                                                                                       --------------
Food - Processing -- 3.2%
  Conagra, Inc., 9.750%, 3/01/21 .................................       200,000              241,866
                                                                                       --------------
Government Agencies -- 15.1%
  Federal Home Loan Mortgage Corp., 7.000%, 1/01/12 ..............       120,784              120,770
  Federal Home Loan Mortgage Corp., 8.000%, 12/01/26 .............       119,316              122,112
  Federal Home Loan Mortgage Corp., 6.500%, 1/01/27 ..............       124,297              119,053
  Federal National Mortgage Association, 9.500%, 11/01/10 ........        68,375               71,964
  Federal National Mortgage Association, 7.500%, 1/01/27 .........       221,850              222,334
  Government National Mortgage Association,
    9.500%, 9/15/20 ..............................................       185,835              201,259
  Government National Mortgage Association,
    6.500%, 4/15/26 ..............................................       148,846              142,380
  Government National Mortgage Association,
    8.500%, 1/15/27 ..............................................       149,539              155,380
                                                                                       --------------
                                                                                            1,155,252
                                                                                       --------------
Holding Companies - Diversified -- 2.5%
  ITT Corp., 7.400%, 11/15/25 ....................................       200,000              193,538
                                                                                       --------------
Medical - Hospital Management & Services -- 2.6%
  Columbia Healthcare Corp., 6.125%, 12/15/00 ....................       200,000              196,200
                                                                                       --------------
Oil & Gas -- 3.3%
  Columbia Gas Systems, Inc., 7.050%, 11/28/07 ...................       257,000              253,474
                                                                                       --------------
Paper Products -- 3.5%
  Boise Cascade Corp., 9.980%, 3/27/03 ...........................       100,000              113,221
  Boise Cascade Corp., 9.800%, 4/15/03 ...........................       135,000              151,828
                                                                                       --------------
                                                                                              265,049
                                                                                       --------------
Real Estate - Investment Trusts -- 1.6%
  Meditrust Corp., 7.375%, 7/15/00 ...............................       125,000              126,586
                                                                                       --------------
Securities -- 2.9%
  Lehman Brothers Holdings, Inc., 6.125%, 2/01/01 ................       223,000              218,723
                                                                                       --------------
U.S. Government -- 21.3%
  U.S. Treasury Bond, 7.250%, 5/15/16 ............................       200,000              208,562
  U.S. Treasury Note, 8.750%, 10/15/97 ...........................       405,000              408,734
  U.S. Treasury Note, 6.375%, 7/15/99 ............................       235,000              236,285
  U.S. Treasury Note, 6.375%, 8/15/02 ............................       330,000              329,898
  U.S. Treasury Note, 7.250%, 8/15/04 ............................       425,000              443,063
                                                                                       --------------
                                                                                            1,626,542
                                                                                       --------------
Utilities -- 5.7%
  Commonwealth Edison Co., 7.375%, 1/15/04 .......................       140,000              139,803
  Gulf States Utilities Co., 6.410%, 8/01/01 .....................       160,000              154,710
  System Energy, Inc., 7.280%, 8/01/99 ...........................       140,000              139,867
                                                                                       --------------
                                                                                              434,380
                                                                                       --------------
  Total Bonds and Notes (Identified Cost $7,396,260)..............                          7,434,638
                                                                                       --------------
TOTAL INVESTMENTS -- 97.4%
  (IDENTIFIED COST $7,396,260) (b) ...............................                     $    7,434,638
  Cash, Receivables & Other Assets................................                            234,895
  Liabilities.....................................................                            (33,978)
                                                                                       --------------
TOTAL NET ASSETS -- 100% .........................................                     $    7,635,555
                                                                                       ==============

(a) See Note 1.

(b) At June 30, 1997, the net unrealized appreciation on investments based on cost of $7,396,260 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $50,366 and $11,988, respectively, resulting in net unrealized appreciation of $38,378.

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------

LOOMIS SAYLES CORE GROWTH FUND

Portfolio of Investments -- as of June 30, 1997 (unaudited)

                                                                    Shares              Value (a)
-----------------------------------------------------------------------------------------------------
Common Stocks -- 96.1% of Total Net Assets

Aerospace -- 2.9%
  Boeing Co. .................................................          20,850       $      1,106,353
                                                                                     ----------------
Banks/Savings & Loans -- 2.7%
  BankBoston Corp. ...........................................          14,000              1,008,875
                                                                                     ----------------
Business Services -- 2.8%
  Manpower, Inc. .............................................          24,100              1,072,450
                                                                                     ----------------
Chemicals - Major -- 7.8%
  Monsanto Co. ...............................................          28,900              1,244,506
  Potash Corp. of Saskatchewan ...............................          12,100                908,256
  Praxair, Inc. ..............................................          14,500                812,000
                                                                                     ----------------
                                                                                            2,964,762
                                                                                     ----------------
Electrical Equipment -- 2.6%
  Rockwell International Corp. (New) .........................          16,400                967,600
                                                                                     ----------------
Electronic Components -- 2.2%
  Analog Devices, Inc. (b) ...................................          31,511                837,011
                                                                                     ----------------
Financial Services -- 2.7%
  Household International, Inc. ..............................           8,600              1,009,963
                                                                                     ----------------
Freight Transportation -- 2.5%
  Burlington Northern Santa Fe Corp. .........................          10,600                952,675
                                                                                     ----------------
Health Care - Drugs -- 13.6%
  Abbott Laboratories ........................................          19,700              1,314,975
  Eli Lilly & Co. ............................................          12,800              1,399,200
  Glaxo Wellcome Plc, ADR  (c) ...............................          32,100              1,342,181
  Warner Lambert Co. .........................................           8,700              1,080,975
                                                                                     ----------------
                                                                                            5,137,331
                                                                                     ----------------
Home Products -- 3.7%
  Avon Products, Inc. ........................................          19,700              1,390,081
                                                                                     ----------------
Hotels & Restaurants -- 2.4%
  McDonald's Corp. ...........................................          18,500                893,781
                                                                                     ----------------
Insurance -- 3.6%
  Travelers, Inc. ............................................          21,366              1,347,393
                                                                                     ----------------
Leisure -- 2.1%
  Carnival Corp. .............................................          19,100                787,875
                                                                                     ----------------
Machinery -- 1.9%
  Harnischfeger Industries, Inc. .............................          17,200                713,800
                                                                                     ----------------
Multi-Industry -- 6.5%
  Minnesota Mining & Manufacturing Co. .......................          12,300              1,254,600
  United Technologies Corp. ..................................          14,700              1,220,100
                                                                                     ----------------
                                                                                            2,474,700
                                                                                     ----------------
Office Equipment -- 7.1%
  Cabletron Systems, Inc. (b) ................................          18,300                518,119
  Gateway 2000, Inc. (b) .....................................          23,200                752,550
  International Business Machines Corp. ......................          15,600              1,406,925
                                                                                     ----------------
                                                                                            2,677,594
                                                                                     ----------------
Oil - Independent Producers -- 2.6%
  Abacan Resources Corp. (New) (b) ...........................         106,700                340,106
  Ranger Oil Ltd. ............................................          68,300                636,044
                                                                                     ----------------
                                                                                              976,150
                                                                                     ----------------
Oil - Major Integrated -- 4.6%
  Texaco, Inc. ...............................................           8,700                946,125
  USX Marathon Group .........................................          28,000                808,500
                                                                                     ----------------
                                                                                            1,754,625
                                                                                     ----------------
Oil - Services -- 5.6%
  Schlumberger Ltd. ..........................................          10,200              1,275,000
  Transocean Offshore, Inc. ..................................          11,500                835,188
                                                                                     ----------------
                                                                                            2,110,188
                                                                                     ----------------
Paper Products -- 2.7%
  Crown, Cork & Seal Co., Inc. ...............................          19,300              1,031,344
                                                                                     ----------------
Retail - Food & Drug -- 3.1%
  CVS Corp. ..................................................          23,300              1,194,125
                                                                                     ----------------
Retail - Specialty -- 2.1%
  Office Depot, Inc. (b) .....................................          40,100                779,444
                                                                                     ----------------
Telecommunications -- 6.3%
  Bell Atlantic Corp. ........................................          13,900              1,054,662
  Lucent Technologies, Inc. ..................................          18,700              1,347,569
                                                                                     ----------------
                                                                                            2,402,231
                                                                                     ----------------
Textile & Apparel -- 2.0%
  Liz Claiborne, Inc. ........................................          16,400                764,650
                                                                                     ----------------
  Total Common Stocks (Identified Cost $31,695,558)...........                             36,355,001
                                                                                     ----------------
                                                                    Face Amount
--------------------------------------------------------------------------------
Short-Term Investment -- 2.9% of Total Net Assets

  Repurchase Agreement with State Street Bank and Trust Co., dated 6/30/97 at 5.00% to be repurchased at $1,108,154 on
    7/01/97 collateralized by $1,075,000 U.S. Treasury Bond
    7.25%, due 5/15/16 with a value of $1,134,965 ............      $1,108,000              1,108,000
                                                                                     ----------------
  Total Short-Term Investment (Identified Cost $1,108,000)....                              1,108,000
                                                                                     ----------------
TOTAL INVESTMENTS -- 99.0%
  (IDENTIFIED COST $32,803,558) (d) ..........................                       $     37,463,001
  Cash, Receivables & Other Assets............................                             10,385,788
  Liabilities.................................................                            (10,022,012)
                                                                                     ----------------
TOTAL NET ASSETS -- 100% .....................................                       $     37,826,777
                                                                                     ================

(a)  See Note 1.
(b)  Non-income producing security.
(c) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.
(d) At June 30, 1997, the net unrealized appreciation on investments based on cost of $32,803,558 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $5,223,858 and $564,415, respectively, resulting in net unrealized appreciation of $4,659,443.

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND

Portfolio of Investments -- as of June 30, 1997 (unaudited)

                                                                          Face
                                                                         Amount               Value (a)
--------------------------------------------------------------------------------------------------------------------
Bonds And Notes -- 91.8% of Total Net Assets

NON-CONVERTIBLE BONDS -- 73.7%
Aerospace -- 0.2%

  Rohr Industries, Inc., 9.250%, 3/01/17 .................                $  250,000       $        241,875
                                                                                           ----------------
Canadian -- 19.7%
  Canadian Government, Zero Coupon Bond, 6/01/22            CAD            2,500,000                321,505
  Canadian Government, 8.000%, 6/01/23 ...................  CAD            5,850,000              4,808,451
  Ontario Hydro, 8.900%, 8/18/22 .........................  CAD            1,350,000              1,186,583
  Province of British Columbia, Zero Coupon Bond,
    8/23/13 ..............................................  CAD           11,700,000              2,696,122
  Province of British Columbia, 8.000%, 9/08/23 ..........  CAD            3,300,000              2,657,111
  Province of British Columbia, Zero Coupon Bond,
    8/23/24 ..............................................  CAD            3,500,000                369,555
  Province of Manitoba, 7.750%, 12/22/25 .................  CAD            5,295,000              4,188,026
  Province of Ontario, Zero Coupon Bond, 7/13/22 .........  CAD           12,200,000              1,492,255
  Province of Saskatchewan, Zero Coupon Bond,
    5/30/25 ..............................................  CAD            2,425,000                242,877
  Province of Saskatchewan, 8.750%, 5/30/25 ..............  CAD            1,950,000              1,700,256
  Rogers Cablesystems Ltd., 9.650%, 1/15/14 ..............  CAD              250,000                182,858
                                                                                           ----------------
                                                                                                 19,845,599
                                                                                           ----------------
Communications -- 1.4%
  Arch Communications Group, Inc., Zero Coupon Bond,
    3/15/08 (b) ..........................................                $  600,000                318,000
  Comcast Cable Communications,
    8.875%, 5/01/17 (c) ..................................                 1,000,000              1,090,010
                                                                                           ----------------
                                                                                                  1,408,010
                                                                                           ----------------
Computer -- 2.9%
  Apple Computer, Inc., 6.500%, 2/15/04 ..................                 1,325,000              1,113,000
  Digital Equipment Corp., 7.750%, 4/01/23 ...............                 1,500,000              1,352,940
  Unisys Corp., 9.750%, 9/15/16 ..........................                   500,000                492,500
                                                                                           ----------------
                                                                                                  2,958,440
                                                                                           ----------------
Electronics -- 1.5%
  Pioneer Standard Electronics, Inc., 8.500%, 8/01/06 ....                 1,000,000              1,036,250
  Westinghouse Electric Corp., 7.875%, 9/01/23 ...........                   500,000                463,380
                                                                                           ----------------
                                                                                                  1,499,630
                                                                                           ----------------
Entertainment -- 2.6%
  Time Warner Entertainment Co., 8.050%, 1/15/16 .........                 2,550,000              2,584,247
                                                                                           ----------------
Environmental Services -- 0.2%
  Envirotest Systems Corp., 9.625%, 4/01/03 ..............                   250,000                220,000
                                                                                           ----------------
Food & Beverage -- 1.3%
  Borden, Inc., 7.875%, 2/15/23 ..........................                 1,500,000              1,362,435
                                                                                           ----------------
Foreign Government/Agency -- 11.4%
  Escom, 11.000%, 6/01/08 ................................  ZAR            2,500,000                444,610
  Government of New Zealand, 8.000%, 11/15/06 ............  NZD            2,500,000              1,821,322
  Petroleos Mexicanos, Medium Term,
    8.625%, 12/01/23 (c) .................................  USD              250,000                218,750
  Republic of Argentina, 5.500%, 3/31/23 (b) .............  USD            3,000,000              2,077,500
  Republic of Brazil, 10.125%, 5/15/27 ...................  USD            4,277,000              4,116,612
  Republic of Ireland, 8.250%, 8/18/15 ...................  IP               450,000                781,292
  Republic of South Africa, 12.000%, 2/28/05 .............  ZAR           10,500,000              2,064,351
                                                                                           ----------------
                                                                                                 11,524,437
                                                                                           ----------------
Foreign Issuer -- 0.9%
  Bangkok Bank Public Co. Ltd.,
    8.375%, 1/15/27 (c) ..................................               $ 1,000,000                956,180
                                                                                           ----------------
Government Agencies -- 3.5%
  Federal National Mortgage Association,
    7.250%, 6/20/02 ......................................  NZD            3,600,000              2,476,930
  Federal National Mortgage Association,
    6.000%, 11/25/08 .....................................  USD            1,208,285              1,073,863
                                                                                           ----------------
                                                                                                  3,550,793
                                                                                           ----------------
Home Builders -- 0.5%
  Hovnanian Enterprises, 9.750%, 6/01/05 .................               $   500,000                490,000
                                                                                           ----------------
Hotels & Restaurants -- 0.6%
  Flagstar Corp., 11.250%, 11/01/04 (d) ..................                 1,500,000                615,000
                                                                                           ----------------
Insurance -- 0.3%
  Sun Life Canada US Capital Trust I,
    8.526%, 5/29/49 (c) ..................................                   250,000                259,345
                                                                                           ----------------
Metals -- 0.1%
  Midland Ross Corp., 6.000%, 2/15/07 ....................                   121,000                 87,120
                                                                                           ----------------
Oil & Gas -- 0.8%
  Maxus Energy Corp., 8.500%, 4/01/08 ....................                   250,000                252,500
  NGC Corporation Capital Trust I,
    8.316%, 6/01/27 (c) ..................................                   500,000                517,050
                                                                                           ----------------
                                                                                                    769,550
                                                                                           ----------------
Paper Products -- 1.2%
  Champion International, 7.350%, 11/01/25 ...............                 1,250,000              1,181,723
                                                                                           ----------------
Retail -- 5.9%
  Dillon Read Structured Finance Corp.,
    6.660%, 8/15/10 ......................................                   221,591                195,000
  Dillon Read Structured Finance Corp.,
    8.550%, 8/15/19 ......................................                   500,000                462,500
  K Mart Corp., 7.950%, 2/01/23 ..........................                 1,000,000                905,000
  K Mart Pass Thru, 8.540%, 1/02/15 ......................                   803,081                754,896
  K Mart Pass Thru, 9.350%, 1/02/20 ......................                 1,000,000                950,000
  K Mart Pass Thru, 9.780%, 1/05/20 ......................                   500,000                500,000
  Penn Traffic Co., 9.625%, 4/15/05 ......................                 2,750,000              1,457,500
  Woolworth Corp., 8.500%, 1/15/22 .......................                   725,000                761,025
                                                                                           ----------------
                                                                                                  5,985,921
                                                                                           ----------------
Steel -- 1.0%
  Geneva Steel Co., 9.500%, 1/15/04 ......................                 1,250,000              1,000,000
                                                                                           ----------------
Taxable Municipal -- 0.5%
  Orange County, California Pension Obligation,
    Zero Coupon Bond, 9/01/16 ............................                 2,000,000                458,260
                                                                                           ----------------
Telecommunications -- 5.7%
  Nextel Communications, Inc., Zero Coupon Bond,
    8/15/04 (b) ..........................................                   700,000                535,500
  TCI Communications, Inc., 7.875%, 8/01/13 ..............                   200,000                195,270
  TCI Communications, Inc., 7.875%, 2/15/26 ..............                 5,200,000              4,997,200
                                                                                           ----------------
                                                                                                  5,727,970
                                                                                           ----------------
Textiles -- 0.5%
  Fruit of the Loom, Inc., 7.375%, 11/15/23 ..............                   500,000                461,700
  Phillips Van Heusen Corp., 7.750%, 11/15/23 ............                    50,000                 45,414
                                                                                           ----------------
                                                                                                    507,114
                                                                                           ----------------
Tobacco -- 9.1%
  Loews Corp., 7.000%, 10/15/23 ..........................                   500,000                448,865
  Philip Morris Cos., Inc., 7.750%, 1/15/27 ..............                 3,100,000              3,039,984
  RJR Nabisco, Inc., 7.625%, 9/15/03 .....................                 3,425,000              3,373,488
  RJR Nabisco, Inc., 9.250%, 8/15/13 .....................                 2,250,000              2,310,457
                                                                                           ----------------
                                                                                                  9,172,794
                                                                                           ----------------
Transportation -- 0.5%
  American President Companies Ltd.,
    7.125%, 11/15/03 .....................................                   500,000                487,910
                                                                                           ----------------
Utilities -- 1.4%
  Boston Edison Co., 7.800%, 3/15/23 .....................                   500,000                485,414
  GGIB Funding Corp., 7.430%, 1/15/11 ....................                   977,713                947,727
                                                                                           ----------------
                                                                                                  1,433,141
                                                                                           ----------------
  Total Non-Convertible Bonds
    (Identified Cost $69,680,279) ........................                                       74,327,494
                                                                                           ----------------
CONVERTIBLE BONDS -- 18.1%
Aerospace -- 0.2%
  Rohr Industries, Inc., 7.000%, 10/01/12 ................                   204,000                187,680
                                                                                           ----------------
Auto & Related -- 0.3%
  Exide Corp., 2.900%, 12/15/05 (c) ......................                   550,000                338,938
                                                                                           ----------------
Broadcasting -- 0.3%
  Comcast Corp., 1.125%, 4/15/07 .........................                   550,000                319,000
                                                                                           ----------------
Canadian -- 0.1%
  Rogers Communications, Inc., 2.000%, 11/26/05 ..........                   250,000                141,250
                                                                                           ----------------
Commercial Services -- 0.2%
  Molten Metal Technology, Inc., 5.500%, 5/01/06 .........                   550,000                203,500
                                                                                           ----------------
Computer -- 1.6%
  Cray Research, Inc., 6.125%, 2/01/11 ...................                   463,000                357,668
  Maxtor Corp., 5.750%, 3/01/12 ..........................                   407,000                280,830
  Softkey International, Inc., 5.500%, 11/01/00 ..........                 1,000,000                817,500
  Streamlogic Corp., 14.000%, 10/07/98 (d) ...............                    28,332                 28,332
  Telxon Corp., 5.750%, 1/01/03 ..........................                   150,000                135,000
                                                                                           ----------------
                                                                                                  1,619,330
                                                                                           ----------------
Electronics -- 1.4%
  Cirrus Logic, Inc., 6.000%, 12/15/03 (c) ...............                   200,000                144,750
  Cyrix Corp., 5.500%, 6/01/01 (c) .......................                   300,000                246,000
  Richardson Electronics Ltd., 7.250%, 12/15/06 ..........                   300,000                233,250
  Zenith Corp., 6.250%, 4/01/11 ..........................                   907,000                757,345
                                                                                           ----------------
                                                                                                  1,381,345
                                                                                           ----------------
Entertainment -- 2.3%
  Metromedia International Group, Inc.,
    6.500%, 8/04/02 ......................................                   100,000                 85,500
  Time Warner, Inc., Zero Coupon Bond, 12/17/12 ..........                 5,750,000              2,256,875
                                                                                           ----------------
                                                                                                  2,342,375
                                                                                           ----------------
Environmental Services -- 0.9%
  Air & Water Technologies Corp., 8.000%, 5/15/15 ........                   300,000                246,000
  Ogden Corp., 6.000%, 6/01/02 ...........................                   250,000                233,750
  Ogden Corp., 5.750%, 10/20/02 ..........................                   500,000                463,750
                                                                                           ----------------
                                                                                                    943,500
                                                                                           ----------------
Foreign Issuer -- 4.9%
  Advanced Agro Public Co., 3.500%, 6/17/01 ..............                   125,000                124,375
  Bangkok Bank Public Co. Ltd., 3.250%, 3/03/04 ..........                   500,000                386,250
  Banpu Public Co., 2.750%, 4/10/03 ......................                 1,455,000              1,356,787
  Burns Philp, 5.500%, 4/30/04 ...........................                 1,000,000                860,000
  Empresas ICA Sociedad, 5.000%, 3/15/04 .................                   250,000                197,500
  Finance One, 2.000%, 8/31/01 ...........................                   750,000                360,000
  Loxley Public Co., 2.500%, 4/04/01 .....................                   700,000                609,000
  Samsung Co., 0.250%, 6/26/06 ...........................                   450,000                452,250
  Siam Commercial Bank Public Co.,
    3.250%, 1/24/04 ......................................                   225,000                142,875
  Ssangyong Oil Refining Co., Inc., 3.000%, 12/31/04 .....                   250,000                170,313
  Total Access Communication Ltd., 2.000%, 5/31/06 .......                   200,000                208,750
                                                                                           ----------------
                                                                                                  4,868,100
                                                                                           ----------------
Health Care & Related -- 0.1%
  Glycomed, Inc., 7.500%, 1/01/03 ........................                   100,000                 86,000
                                                                                           ----------------
Home Builders -- 0.3%
  Schuler Homes, Inc., 6.500%, 1/15/03 ...................                   400,000                315,000
                                                                                           ----------------
Hotels & Restaurants -- 1.5%
  Shoney's, Inc., Zero Coupon Bond, 4/11/04 ..............                 3,589,000              1,543,270
                                                                                           ----------------
Oil & Gas -- 0.2%
  Noram Energy Corp., 6.000%, 3/15/12 ....................                   250,000                220,000
                                                                                           ----------------
Pharmaceutical -- 0.1%
  NABI, Inc., 6.500%, 2/01/03 ............................                   125,000                102,031
                                                                                           ----------------
Real Estate - Investment Trusts -- 2.4%
  Federal Realty Investors Trust, 5.250%, 10/28/03 .......                 1,750,000              1,561,875
  Meditrust Corp., 7.500%, 3/01/01 .......................                   150,000                164,062
  Rockefeller Properties, Zero Coupon Bond, 12/31/00 .....                   650,000                443,625
  Sizeler Property Investors, Inc., 8.000%, 7/15/03 ......                   250,000                240,625
                                                                                           ----------------
                                                                                                  2,410,187
                                                                                           ----------------
Retail - Specialty -- 0.4%
  General Host Corp., 8.000%, 2/15/02 ....................                   500,000                407,500
                                                                                           ----------------
Telecommunications -- 0.3%
  Broadband Technologies, Inc., 5.000%, 5/15/01 ..........                   350,000                252,000
                                                                                           ----------------
Textiles -- 0.4%
  Dixie Yarns, Inc., 7.000%, 5/15/12 .....................                   200,000                166,000
  Fieldcrest Cannon, Inc., 6.000%, 3/15/12 ...............                   250,000                198,750
                                                                                           ----------------
                                                                                                    364,750
                                                                                           ----------------
Trucking & Leasing -- 0.2%
  Worldway Corp., 6.250%, 4/15/11 ........................                   250,000                150,000
                                                                                           ----------------
  Total Convertible Bonds
    (Identified Cost $18,675,735) ........................                                       18,195,756
                                                                                           ----------------
  Total Bonds and Notes
    (Identified Cost $88,356,014) ........................                                       92,523,250
                                                                                           ----------------
                                                                         Shares
--------------------------------------------------------------------------------------------------------------------
Common Stocks -- 0.2% of Total Net Assets

Computer -- 0.0%
  Streamlogic Corp. (warrants) (d) .......................                       250                  2,150
                                                                                           ----------------
Utilities -- 0.2%
  Niagara Mohawk Power Corp. .............................                     5,000                202,500
                                                                                           ----------------
  Total Common Stocks (Identified Cost $160,975) .........                                          204,650
                                                                                           ----------------

-------------------------------------------------------------------------------------------------------------------
Preferred Stocks -- 3.3% of Total Net Assets

Computer -- 0.3%
  Unisys Corp., $3.75 ....................................                     9,000                349,875
                                                                                           ----------------
Entertainment -- 0.0%
  Time Warner, Inc., 10.25% (e) ..........................                         4                  4,410
                                                                                           ----------------
Hotels & Restaurants -- 0.1%
  Flagstar Corp., $2.25 (d) ..............................                    61,250                 57,422
                                                                                           ----------------
Metals -- 0.0%
  Aluminum Company of America, $3.75 .....................                       100                  6,400
                                                                                           ----------------
Oil & Gas -- 0.2%
  Western Gas Resources, Inc., $2.625 ....................                     5,000                198,125
                                                                                           ----------------
Trucking & Freight -- 0.4%
  Arkansas Best Corp., $2.875 ............................                    13,000                429,000
                                                                                           ----------------
Utilities -- 2.3%
  Arizona Public Service Co., $2.40 ......................                       460                 15,410
  Central Louisiana Electric, Inc., 4.75% ................                       850                 62,900
  Del Marva Power & Light Co., 4.00% .....................                       434                 23,761
  Entergy Louisiana, Inc., 4.44% .........................                       830                 47,829
  Entergy New Orleans, Inc., 4.36% .......................                        90                  5,108
  Entergy New Orleans, Inc., 4.75% .......................                     2,876                171,410
  MDU Resources Group, Inc., 5.10% .......................                     1,080                 90,315
  Nevada Power Co., 4.10% ................................                    12,265                213,104
  Niagara Mohawk Power Corp., 3.60% ......................                       100                  4,109
  Niagara Mohawk Power Corp., 4.85% ......................                     2,850                156,750
  Niagara Mohawk Power Corp., 6.50% ......................                     5,000                 98,750
  Niagara Mohawk Power Corp., 7.525% .....................                    57,131              1,260,453
  Niagara Mohawk Power Corp., 9.75% ......................                       500                 12,437
  Northern States Power Co., $4.11 .......................                       100                  6,400
  Public Service Electric & Gas Co., 4.08% ...............                     1,950                121,875
                                                                                           ----------------
                                                                                                  2,290,611
                                                                                           ----------------
  Total Preferred Stocks
    (Identified Cost $3,032,791) .........................                                        3,335,843
                                                                                           ----------------

                                                                                     Face
                                                                                    Amount
--------------------------------------------------------------------------------------------------------------------
Short-Term Investment -- 0.8% of Total Net Assets

  Repurchase Agreement with State Street Bank and Trust Co., dated 6/30/97 at
    5.00% to be repurchased at $785,109 on 7/01/97 collateralized by $760,000
    U.S. Treasury Bond 7.25%, due 5/15/16, with a value of $802,394 ............  $  785,000                785,000
  Total Short-Term Investment
    (Identified Cost $785,000) .................................................                            785,000
                                                                                                      -------------
TOTAL INVESTMENTS -- 96.1%
  (IDENTIFIED COST $92,334,780) (f) ............................................                      $  96,848,743

  Cash, Receivables & Other Assets .............................................                          4,190,945
  Liabilities ..................................................................                           (246,068)
                                                                                                      -------------
TOTAL NET ASSETS -- 100% .......................................................                      $ 100,793,620
                                                                                                      =============

(a)  See Note 1.
(b) Step Bond: Coupon rate is zero or below market rate for an initial period and then increases to a higher coupon rate at a specified date and rate.
(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)  Company filed for Chapter 11 Bankruptcy.
(e)  Income may be received as additional securities.
(f) At June 30, 1997, the net unrealized appreciation on investments based on cost of $92,334,780 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $6,749,176 and $2,235,213, respectively, resulting in net unrealized appreciation of $4,513,963.

     Currency Terms:
          CAD   -   Canadian Dollar
          IP    -   Irish Punt
          NZD   -   New Zealand Dollar
          USD   -   U.S. Dollar
          ZAR   -   South African Rand

                 See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------

LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND
Portfolio of Investments -- as of June 30, 1997 (unaudited)

                                                                    Face
                                                                   Amount                 Value (a)
---------------------------------------------------------------------------------------------------------------

Bonds And Notes -- 81.7% of Total Net Assets

NON-CONVERTIBLE BONDS -- 52.4%
Aerospace -- 0.5%
  Rohr Industries, Inc., 9.250%, 3/01/17 .................            $  125,000            $  120,938
                                                                                       ---------------
Canadian -- 4.6%
  International Semi-Tech Corp., Zero Coupon Bond,
    8/15/03 (b) ..........................................  USD          500,000               297,500
  Rogers Cablesystems Ltd., 9.650%, 1/15/14 ..............  CAD          200,000               146,287
  Rogers Cantel Mobile, Inc., 9.750%, 6/01/16 ............  USD          400,000               426,000
  Rogers Communications, Inc., 10.500%, 2/14/06 ..........  CAD          375,000               295,063
                                                                                       ---------------
                                                                                             1,164,850
                                                                                       ---------------
Communications -- 5.8%
  Arch Communications Group, Inc., Zero Coupon Bond,
    3/15/08 (b) ..........................................            $1,425,000               755,250
  Century Communications Corp., Zero Coupon Bond,
    3/15/03 ..............................................             1,125,000               669,375
  Paging Network, Inc., 8.875%, 2/01/06 ..................                50,000                45,500
                                                                                       ---------------
                                                                                             1,470,125
                                                                                       ---------------
Computer -- 4.2%
  Digital Equipment Corp., 8.625%, 11/01/12 ..............               500,000               508,265
  Digital Equipment Corp., 7.750%, 4/01/23 ...............               600,000               541,176
                                                                                       ---------------
                                                                                             1,049,441
                                                                                       ---------------
Electronics -- 1.5%
  Westinghouse Electric Corp., 7.875%, 9/01/23 ...........               400,000               370,704
                                                                                       ---------------
Environmental Services -- 1.3%
  Envirotest Systems Corp., 9.625%, 4/01/03 ..............               375,000               330,000
                                                                                       ---------------
Food & Beverage -- 1.5%
  Borden, Inc., 7.875%, 2/15/23 ..........................               420,000               381,482
                                                                                       ---------------
Foreign Government/Agency -- 10.4%
  Kingdom of Jordan, 4.000%, 12/23/23 ....................               750,000               485,625
  Petroleos Mexicanos, Medium Term,
    8.625%, 12/01/23 (c) .................................               250,000               218,750
  Republic of Argentina, 5.500%, 3/31/23 (b) .............               950,000               657,875
  Republic of Brazil, 8.000%, 4/15/14 (b) ................               112,065                90,003
  Republic of Brazil, 10.125%, 5/15/27 ...................             1,200,000             1,155,000
                                                                                       ---------------
                                                                                             2,607,253
                                                                                       ---------------
Foreign Issuer -- 6.1%
  PTC International Finance, Zero Coupon Bond,
    7/01/07 (b) (c) ......................................               750,000               455,625
  TFM SA de CV, Zero Coupon Bond, 6/15/09 (b) (c) ........             1,000,000               575,000
  Transportacion Maritima Mexicana SA de CV,
    10.000%, 11/15/06 ....................................               500,000               506,250
                                                                                       ---------------
                                                                                             1,536,875
                                                                                       ---------------
Hotels & Restaurants -- 0.6%
  Flagstar Corp., 11.250%, 11/01/04 (d) ..................               350,000               143,500
                                                                                       ---------------
Metals -- 0.3%
  Midland Ross Corp., 6.000%, 2/15/07 ....................               113,000                81,360
                                                                                       ---------------
Oil & Gas -- 0.8%
  Chesapeake Energy Corporation, 8.500%, 3/15/12 .........               200,000               188,500
                                                                                       ---------------
Retail -- 1.0%
  K Mart Pass Thru, 8.540%, 1/02/15 ......................               157,660               148,200
  Penn Traffic Co., 9.625%, 4/15/05 ......................               175,000                92,750
                                                                                       ---------------
                                                                                               240,950
                                                                                       ---------------
Steel -- 0.7%
  Geneva Steel Co., 11.125%, 3/15/01 .....................               125,000               112,500
  Geneva Steel Co., 9.500%, 1/15/04 ......................                70,000                56,000
                                                                                       ---------------
                                                                                               168,500
                                                                                       ---------------
Telecommunications -- 6.7%
  Intercel, Inc., Zero Coupon Bond, 2/01/06 (b) ..........             1,000,000               641,250
  Intercel, Inc., Zero Coupon Bond, 5/01/06 (b) ..........               200,000               125,500
  Nextel Communications, Inc., Zero Coupon Bond,
    8/15/04 (b) ..........................................               300,000               229,500
  Sprint Spectrum L.P., Zero Coupon Bond, 8/15/06 (b) ....               100,000                73,000
  TCI Communications, Inc., 7.875%, 2/15/26 ..............               650,000               624,650
                                                                                       ---------------
                                                                                             1,693,900
                                                                                       ---------------
Textiles -- 0.7%
  Phillips Van Heusen Corp., 7.750%, 11/15/23 ............               200,000               181,654
                                                                                       ---------------
Tobacco -- 2.5%
  RJR Nabisco, Inc., 9.250%, 8/15/13 .....................               615,000               631,525
                                                                                       ---------------
Utilities -- 3.2%
  Niagara Mohawk Power Corp., 7.875%, 4/01/24 ............               750,000               713,587
  Quezon Power Philippines Co., 8.860%, 6/15/17 ..........               100,000               100,000
                                                                                       ---------------
                                                                                               813,587
                                                                                       ---------------
  Total Non-Convertible Bonds
    (Identified Cost $13,074,350).........................                                  13,175,144
                                                                                       ---------------
CONVERTIBLE BONDS -- 29.3%
Auto & Related -- 1.5%
  Exide Corp., 2.900%, 12/15/05 (c) ......................               600,000               369,750
                                                                                       ---------------
Broadcasting -- 1.7%
  Comcast Corp., 1.125%, 4/15/07 .........................               750,000               435,000
                                                                                       ---------------
Commercial Services -- 0.4%
 Molten Metal Technology, Inc., 5.500%, 5/01/06 .........               300,000               111,000
                                                                                       ---------------
Computer -- 6.9%
  Apple Computer, Inc., 6.000%, 6/01/01 ..................             1,150,000               971,750
  Cray Research, Inc., 6.125%, 2/01/11 ...................               200,000               154,500
  Maxtor Corp., 5.750%, 3/01/12 ..........................               120,000                82,800
  Softkey International, Inc., 5.500%, 11/01/00 ..........               600,000               490,500
  Telxon Corp., 5.750%, 1/01/03 ..........................                25,000                22,500
                                                                                       ---------------
                                                                                             1,722,050
                                                                                       ---------------
Electronics -- 2.2%
  Cirrus Logic, Inc., 6.000%, 12/15/03 (c) ...............               300,000               217,125
  Cyrix Corp., 5.500%, 6/01/01 (c) .......................               200,000               164,000
  LTX Corp., 7.250%, 4/15/11 .............................                50,000                29,375
  Richardson Electronics Ltd., 7.250%, 12/15/06 ..........               100,000                77,750
  Zenith Corp., 6.250%, 4/01/11 ..........................                91,000                75,985
                                                                                       ---------------
                                                                                               564,235
                                                                                       ---------------
Environmental Services -- 0.2%
  Air & Water Technologies Corp., 8.000%, 5/15/15 ........                75,000                61,500
                                                                                       ---------------
Foreign Issuer -- 7.1%
  Advanced Agro Public Co., 3.500%, 6/17/01 ..............               325,000               323,375
  Bangkok Bank Public Co. Ltd., 3.250%, 3/03/04 ..........               450,000               347,625
  Banpu Public Co., 2.750%, 4/10/03 ......................               100,000                93,250
  Empresas ICA Sociedad, 5.000%, 3/15/04 .................               300,000               237,000
  Loxley Public Co., 2.500%, 4/04/01 .....................               125,000               108,750
  MBI Finance, Zero Coupon Bond, 12/18/01 ................               300,000               214,875
  Sappi BVI Finance, 7.500%, 8/01/02 .....................               200,000               189,750
  Siam Commercial Bank Public Co., 3.250%, 1/24/04 .......               250,000               158,750
  Total Access Communication Ltd., 2.000%, 5/31/06 .......               100,000               104,375
                                                                                       ---------------
                                                                                             1,777,750
                                                                                       ---------------
Home Builders -- 0.6%
  Schuler Homes, Inc., 6.500%, 1/15/03 ...................               175,000               137,812
                                                                                       ---------------
Hotels & Restaurants -- 2.1%
  Shoney's, Inc., Zero Coupon Bond, 4/11/04 ..............             1,200,000               516,000
                                                                                       ---------------
Metals -- 0.6%
  Battle Mountain Gold Co., 6.000%, 1/04/05 ..............               200,000               161,500
                                                                                       ---------------
Miscellaneous -- 0.8%
  Veterinary Centers of America, Inc., 5.250%, 5/01/06 ...               295,000               209,450
                                                                                       ---------------
Pharmaceutical -- 1.2%
  NABI, Inc., 6.500%, 2/01/03 ............................               375,000               306,094
                                                                                       ---------------
Retail - Specialty -- 2.0%
  Bell Sports Corp., 4.250%, 11/15/00 ....................               275,000               234,437
  CML Group, Inc., 5.500%, 1/15/03 .......................               145,000               103,313
  General Host Corp., 8.000%, 2/15/02 ....................               100,000                81,500
  Jacobson Stores, Inc., 6.750%, 12/15/11 ................               100,000                86,250
                                                                                       ---------------
                                                                                               505,500
                                                                                       ---------------
Telecommunications -- 0.9%
  Broadband Technologies, Inc., 5.000%, 5/15/01 ..........               315,000               226,800
                                                                                       ---------------
Textiles -- 1.0%
  Dixie Yarns, Inc., 7.000%, 5/15/12 .....................                65,000                53,950
  Fieldcrest Cannon, Inc., 6.000%, 3/15/12 ...............               250,000               198,750
                                                                                       ---------------
                                                                                               252,700
                                                                                       ---------------
Trucking & Leasing -- 0.1%
  Worldway Corp., 6.250%, 4/15/11 ........................                50,000                30,000
                                                                                       ---------------
  Total Convertible Bonds (Identified Cost $7,407,965)....                                   7,387,141
                                                                                       ---------------
  Total Bonds and Notes (Identified Cost $20,482,315).....                                  20,562,285

                                                                     Shares
---------------------------------------------------------------------------------------------------------------
Common Stocks -- 2.4% Of Total Net Assets

Computer -- 0.2%
  The Learning Company, Inc. (e) .........................                 6,168                57,825
                                                                                       ---------------
Utilities -- 2.2%
  Eastern Utilities Associates ...........................                29,800               543,850
                                                                                       ---------------
  Total Common Stocks (Identified Cost $599,742)..........                                     601,675
                                                                                       ---------------
---------------------------------------------------------------------------------------------------------------
Preferred Stocks -- 4.6% Of Total Net Assets

Cable -- 1.3%
  Cablevision Systems Corp., 11.125% (f) .................                 3,169               319,252
                                                                                       ---------------
Metals -- 1.5%
  Bethlehem Steel Corp., $3.50 (c) .......................                 9,000               364,500
                                                                                       ---------------
Oil & Gas -- 0.8%
  Kelley Oil & Gas, $2.625 ...............................                   750                18,188
  McDermott, Inc., $2.20 .................................                 5,500               173,937
                                                                                       ---------------
                                                                                               192,125
                                                                                       ---------------
Trucking & Freight -- 0.7%
  Arkansas Best Corp., $2.875 ............................                 5,500               181,500
                                                                                       ---------------
Utilities -- 0.3%
  Niagara Mohawk Power Corp., 3.60% ......................                   950                39,039
  Niagara Mohawk Power Corp., 4.10% ......................                   200                 9,400
  Niagara Mohawk Power Corp., 7.525% .....................                 1,695                37,396
                                                                                       ---------------
                                                                                                85,835
                                                                                       ---------------
  Total Preferred Stocks (Identified Cost $1,027,726).....                                   1,143,212
                                                                                       ---------------
                                                                    Face
                                                                   Amount
---------------------------------------------------------------------------------------------------------------
Short-Term Investment -- 17.3% of Total Net Assets

  Repurchase Agreement with State Street Bank and Trust Co., dated 6/30/97 at 5.00% to be repurchased at $4,350,604 on
    7/01/97 collateralized by $4,205,000 U.S. Treasury Bond
    7.25%, due 5/15/16 with a value of $4,439,559 ...............     $4,350,000             4,350,000
                                                                                       ---------------
  Total Short-Term Investment
    (Identified Cost $4,350,000).................................                            4,350,000
                                                                                       ---------------
TOTAL INVESTMENTS -- 106.0%
  (IDENTIFIED COST $26,459,783) (g) .............................                      $    26,657,172
  Cash, Receivables & Other Assets...............................                              550,867
  Liabilities....................................................                           (2,052,775)
                                                                                       ---------------
TOTAL NET ASSETS -- 100% ........................................                      $    25,155,264
                                                                                       ===============

(a) See Note 1.
(b) Step Bond: Coupon rate is zero or below market rate for an initial period and then increases to a higher coupon rate at a specified date and rate.
(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d) Company filed for Chapter 11 Bankruptcy.
(e) Non-income producing security.
(f) Income may be received as additional securities.
(g) At June 30, 1997, the net unrealized appreciation on investments based on cost of $26,459,783 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $509,024 and $311,635, respectively, resulting in net unrealized appreciation of $197,389.

        Currency Terms:
            CAD - Canadian Dollar
            USD - U.S. Dollar

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
Portfolio of Investments -- as of June 30, 1997 (unaudited)

                                                                    Face
                                                                   Amount                 Value (a)
---------------------------------------------------------------------------------------------------------------
Bonds And Notes -- 95.5% of Total Net Assets

NON-CONVERTIBLE BONDS -- 82.0%
Airlines -- 0.9%
  United Airlines Pass Thru, 7.870%, 1/30/19 .............            $  500,000       $       489,945
                                                                                       ---------------
Auto & Related -- 1.9%
  General Motors Corp., 7.400%, 9/01/25 ..................             1,100,000             1,080,673
                                                                                       ---------------
Banking & Finance -- 2.6%
  First Union Institutional Trust, 8.040%, 12/01/26 ......               500,000               497,151
  First Union Institutional Trust, 7.850%, 1/01/27 .......             1,000,000               977,270
                                                                                       ---------------
                                                                                             1,474,421
                                                                                       ---------------
Canadian -- 17.3%
  Canadian Government, Zero Coupon Bond, 6/01/21 .........  CAD          750,000               103,957
  Canadian Government, 8.000%, 6/01/23 ...................  CAD        3,135,000             2,576,837
  MacMillan Bloedel, 7.700%, 2/15/26 .....................  USD          255,000               237,540
  Ontario Hydro, 8.900%, 8/18/22 .........................  CAD        1,175,000             1,032,767
  Province of British Columbia, Zero Coupon Bond,
    8/23/13 ..............................................  CAD        5,000,000             1,152,189
  Province of British Columbia, Zero Coupon Bond,
    6/09/14 ..............................................  CAD        1,000,000               217,113
  Province of British Columbia, Zero Coupon Bond,
    9/05/20 ..............................................  CAD        3,300,000               457,414
  Province of British Columbia, Zero Coupon Bond,
    8/19/22 ..............................................  CAD        3,100,000               377,383
  Province of British Columbia, 8.000%, 9/08/23 ..........  CAD          750,000               603,889
  Province of Manitoba, 7.750%, 12/22/25 .................  CAD        3,100,000             2,451,913
  Province of Saskatchewan, 8.750%, 5/30/25 ..............  CAD          750,000               653,945
                                                                                       ---------------
                                                                                             9,864,947
                                                                                       ---------------
Communications -- 4.0%
  Arch Communications Group, Inc., Zero Coupon Bond,
    3/15/08 (b) ..........................................            $  475,000               251,750
  Comcast Cable Communications, 8.875%, 5/01/17 (c) ......               500,000               545,005
  US West Capital Funding, Inc., 7.900%, 2/01/27 .........             1,500,000             1,515,300
                                                                                       ---------------
                                                                                             2,312,055
                                                                                       ---------------
Computer -- 0.3%
  Seagate Technology, Inc., 7.875%, 3/01/17 ..............               200,000               199,890
                                                                                       ---------------
Electronics -- 0.4%
  Pioneer Standard Electronics, Inc., 8.500%, 8/01/06 ....               250,000               259,063
                                                                                       ---------------
Entertainment -- 0.6%
  Time Warner Entertainment Co., 8.050%, 1/15/16 .........               365,000               369,902
                                                                                       ---------------
Environmental Services -- 0.4%
  Envirotest Systems Corp., 9.625%, 4/01/03 ..............               250,000               220,000
                                                                                       ---------------
Food & Beverage -- 0.3%
  Borden, Inc., 7.875%, 2/15/23 ..........................               200,000               181,658
                                                                                       ---------------
Foreign Government/Agency -- 9.8%
  Government of New Zealand, 8.000%, 11/15/06 ............  NZD        1,505,000             1,096,436
  Government of Poland, 4.000%, 10/27/14 (b) .............  USD        1,650,000             1,408,687
  Republic of Argentina, 5.500%, 3/31/23 (b) .............  USD          500,000               346,250
  Republic of Brazil, 10.125%, 5/15/27 ...................  USD        1,300,000             1,251,250
  Republic of Ireland, 8.250%, 8/18/15 ...................  IP           150,000               260,431
  Republic of South Africa, 12.000%, 2/28/05 .............  ZAR        4,250,000               835,570
  Republic of South Africa, 8.375%, 10/17/06 .............  USD          100,000               101,384
  Republic of South Africa, 12.500%, 12/21/06 ............  ZAR        1,350,000               267,773
                                                                                       ---------------
                                                                                             5,567,781
                                                                                       ---------------
Foreign Issuer -- 1.3%
  Bangkok Bank Public Co. Ltd., 8.375%, 1/15/27 (c) ......            $  750,000               717,135
                                                                                       ---------------
Government Agencies -- 3.5%
  Federal National Mortgage Association, 7.250%, 6/20/02    NZD        1,700,000             1,169,661
  Federal National Mortgage Association, 6.000%, 11/25/08   USD          906,214               805,398
                                                                                       ---------------
                                                                                             1,975,059
                                                                                       ---------------
Home Builders -- 0.7%
  Pulte Corp., 7.000%, 12/15/03 ..........................               188,000               184,315
  Pulte Corp., 7.300%, 10/24/05 ..........................               200,000               195,022
                                                                                       ---------------
                                                                                               379,337
                                                                                       ---------------
Insurance -- 0.4%
  Sun Life Canada US Capital Trust I, 8.526%, 5/29/49 (c)                250,000               259,345
                                                                                       ---------------
Oil & Gas -- 3.7%
  Mitchell Energy and Development Corp., 6.750%, 2/15/04                 500,000               475,060
  NGC Corporation Capital Trust I, 8.316%, 6/01/27 (c) ...               100,000               103,410
  Pan Pacific Industrial Investment PLC, Zero Coupon Bond,
    4/28/07 (c) ..........................................               825,000               373,643
  USX Marathon Group, 8.500%, 3/01/23 ....................             1,100,000             1,163,239
                                                                                       ---------------
                                                                                             2,115,352
                                                                                       ---------------
Paper Products -- 7.3%
  Champion International, 7.350%, 11/01/25 ...............             1,850,000             1,748,949
  Georgia Pacific Corp., 7.375%, 12/01/25 ................             1,800,000             1,708,434
  Mead Corp., 7.125%, 8/01/25 ............................               250,000               230,598
  Westvaco Corp., 7.000%, 8/15/23 ........................               500,000               456,635
                                                                                       ---------------
                                                                                             4,144,616
                                                                                       ---------------
Real Estate - Investment Trusts -- 1.8%
  Camden Property Trust, 7.000%, 11/15/06 ................               500,000               488,025
  Security Capital Trust, 8.650%, 5/15/16 ................               500,000               535,020
                                                                                       ---------------
                                                                                             1,023,045
                                                                                       ---------------
Retail -- 2.4%
  Dillon Read Structured Finance Corp., 8.375%, 8/15/15 ..               300,000               277,500
  K Mart Pass Thru, 8.540%, 1/02/15 ......................               246,344               231,563
  Penn Traffic Co., 9.625%, 4/15/05 ......................               625,000               331,250
  Woolworth Corp., 8.500%, 1/15/22 .......................               500,000               524,845
                                                                                       ---------------
                                                                                             1,365,158
                                                                                       ---------------
Securities -- 1.2%
  Salomon, Inc., 6.750%, 8/15/03 .........................               700,000               684,012
                                                                                       ---------------
Steel -- 0.1%
  Geneva Steel Co., 9.500%, 1/15/04 ......................               100,000                80,000
                                                                                       ---------------
Taxable Municipal -- 1.0%
  Orange County, California Pension Obligation, Zero
    Coupon Bond, 9/01/16 .................................             2,500,000               572,825
                                                                                       ---------------
Telecommunications -- 4.9%
  TCI Communications, Inc., 7.875%, 8/01/13 ..............               100,000                97,635
  TCI Communications, Inc., 7.875%, 2/15/26 ..............             2,805,000             2,695,605
                                                                                       ---------------
                                                                                             2,793,240
                                                                                       ---------------
Textiles -- 0.9%
  Fruit of the Loom, Inc., 7.375%, 11/15/23 ..............               550,000               507,870
                                                                                       ---------------
Tobacco -- 9.5%
  Loews Corp., 7.000%, 10/15/23 ..........................               250,000               224,432
  Philip Morris Cos., Inc., 7.750%, 1/15/27 ..............             2,500,000             2,451,600
  RJR Nabisco, Inc., 7.625%, 9/15/03 .....................               900,000               886,464
  RJR Nabisco, Inc., 8.750%, 8/15/05 .....................               150,000               152,243
  RJR Nabisco, Inc., 9.250%, 8/15/13 .....................             1,650,000             1,694,335
                                                                                       ---------------
                                                                                             5,409,074
                                                                                       ---------------
Transportation -- 1.0%
  American President Companies Ltd., 7.125%, 11/15/03 ....               500,000               487,910
  American President Companies Ltd., 8.000%, 1/15/24 .....               100,000                92,497
                                                                                       ---------------
                                                                                               580,407
                                                                                       ---------------
U.S. Government -- 0.9%
  U.S. Treasury Strips, Zero Coupon Bond, 8/15/20 ........             2,500,000               505,900
                                                                                       ---------------
Utilities -- 2.9%
  Boston Edison Co., 7.800%, 3/15/23 .....................               250,000               242,707
  Comed Financing II, 8.500%, 1/15/27 (c) ................             1,000,000               996,440
  Commonwealth Edison Co., 4.750%, 12/01/11 ..............               143,000               107,514
  GGIB Funding Corp., 7.430%, 1/15/11 ....................               310,916               301,381
                                                                                       ---------------
                                                                                             1,648,042
                                                                                       ---------------
  Total Non-Convertible Bonds
    (Identified Cost $44,639,810).........................                                  46,780,752
                                                                                       ---------------
CONVERTIBLE BONDS -- 13.5%
Aerospace -- 0.2%
  Rohr Industries, Inc., 7.000%, 10/01/12 ................               100,000                92,000
                                                                                       ---------------
Chemicals - Major -- 0.3%
  FMC Corp., 6.750%, 1/16/05 .............................               170,000               163,200
                                                                                       ---------------
Computer -- 1.0%
  Apple Computer, Inc., 6.000%, 6/01/01 ..................               375,000               316,875
  Maxtor Corp., 5.750%, 3/01/12 ..........................               150,000               103,500
  Softkey International, Inc., 5.500%, 11/01/00 ..........               200,000               163,500
  Streamlogic Corp., 14.000%, 10/07/98 (d) ...............                 5,439                 5,439
                                                                                       ---------------
                                                                                               589,314
                                                                                       ---------------
Electronics -- 0.2%
  Richardson Electronics Ltd., 7.250%, 12/15/06 ..........                50,000                38,875
  Zenith Corp., 6.250%, 4/01/11 ..........................                71,000                59,285
                                                                                       ---------------
                                                                                                98,160
                                                                                       ---------------
Entertainment -- 2.2%
  Time Warner, Inc., Zero Coupon Bond, 12/17/12 ..........             3,150,000             1,236,375
                                                                                       ---------------
Environmental Services -- 1.0%
  Ogden Corp., 5.750%, 10/20/02 ..........................               600,000               556,500
                                                                                       ---------------
Foreign Issuer -- 6.0%
  Bangkok Bank Public Co. Ltd., 3.250%, 3/03/04 ..........               400,000               309,000
  Banpu Public Co. 2.750%, 4/10/03 .......................               500,000               466,250
  Burns Philp, 5.500%, 4/30/04 ...........................               590,000               507,400
  Empresas ICA Sociedad, 5.000%, 3/15/04 .................               100,000                79,000
  Finance One, 2.000%, 8/31/01 ...........................               650,000               312,000
  Loxley Public Co., 2.500%, 4/04/01 .....................             1,150,000             1,000,500
  Samsung Co., 0.250%, 6/26/06 ...........................               245,000               246,225
  Samsung Display Devices, 0.250%, 3/12/06 ...............               150,000               145,500
  Siam Commercial Bank Public Co., 3.250%, 1/24/04 .......               100,000                63,500
  Ssangyong Oil Refining Co., Inc., 3.000%, 12/31/04 .....               100,000                68,125
  Yasuda Trust & Banking, 1.750%, 9/30/02 ................               130,000               102,537
  Yasuda Trust & Banking, 2.875%, 9/30/03 ................               125,000               100,000
                                                                                       ---------------
                                                                                             3,400,037
                                                                                       ---------------
Hotels & Restaurants -- 0.4%
  Shoney's, Inc., Zero Coupon Bond, 4/11/04 ..............               525,000               225,750
                                                                                       ---------------
Oil & Gas -- 0.4%
  Noram Energy Corp., 6.000%, 3/15/12 ....................               285,000               250,800
                                                                                       ---------------
Real Estate - Investment Trusts -- 1.3%
  Federal Realty Investors Trust, 5.250%, 10/28/03 .......               835,000               745,238
                                                                                       ---------------
Retail - Specialty -- 0.2%
  CML Group, Inc., 5.500%, 1/15/03 .......................                50,000                35,625
  General Host Corp., 8.000%, 2/15/02 ....................               115,000                93,725
                                                                                       ---------------
                                                                                               129,350
                                                                                       ---------------
Trucking & Leasing -- 0.3%
  Builders Transportation, Inc., 6.500%, 5/01/11 .........               129,000                45,150
  Worldway Corp., 6.250%, 4/15/11 ........................               250,000               150,000
                                                                                       ---------------
                                                                                               195,150
                                                                                       ---------------
  Total Convertible Bonds (Identified Cost $8,137,507)....                                   7,681,874
                                                                                       ---------------
  Total Bonds and Notes (Identified Cost $52,777,317).....                                  54,462,626
                                                                                       ---------------
                                                                     Shares
---------------------------------------------------------------------------------------------------------------
Common Stocks -- 0.0% Of Total Net Assets

Computer -- 0.0%
  Streamlogic Corp. (warrants) (d) .......................                    48                   413
                                                                                       ---------------
  Total Common Stocks (Identified Cost $0)................                                         413
                                                                                       ---------------

---------------------------------------------------------------------------------------------------------------
Preferred Stocks -- 2.6% Of Total Net Assets

Banking & Finance -- 0.8%
  Bankamerica Corp., 6.00% ...............................                 2,000               193,250
  Citicorp, 6.00% ........................................                 2,500               241,875
                                                                                       ---------------
                                                                                               435,125
                                                                                       ---------------
Chemicals - Major -- 0.0%
  E.I. DuPont DeNemours & Co., $3.50 .....................                   200                11,600
                                                                                       ---------------
Metals -- 0.4%
  Aluminum Company of America, $3.75 .....................                 3,350               214,400
                                                                                       ---------------
Utilities -- 1.4%
  Arizona Public Service Co., $2.36 ......................                   246                 8,241
  Arizona Public Service Co., $2.40 ......................                   263                 8,811
  Central Louisiana Electric, Inc., 4.75% ................                   850                62,900
  Connecticut Light & Power Co., $2.00 ...................                 8,895               184,571
  Connecticut Light & Power Co., $2.20 ...................                   263                 6,838
  Dayton Power & Light Co., 3.75% ........................                   701                37,503
  Del Marva Power & Light Co., 4.00% .....................                   350                19,162
  Illinois Power Co., 4.08% ..............................                   400                11,800
  Illinois Power Co., 4.20% ..............................                   100                 3,200
  MDU Resources Group, Inc., 5.10% .......................                 1,080                90,315
  Niagara Mohawk Power Corp., 7.525% .....................                 1,000                22,062
  Niagara Mohawk Power Corp., 9.50% ......................                   200                 5,113
  Northern Indiana Public Service Co., 4.25% .............                 1,950               114,075
  Northern States Power Co., $4.08 .......................                    50                 3,200
  Northern States Power Co., $4.10 .......................                   100                 6,500
  Public Service Electric & Gas Co., 4.08% ...............                   300                18,600
  San Diego Gas & Electric Co., 4.50% ....................                   100                 1,400
  Southern California Edison Co., 4.24% ..................                 5,700                94,050
  Southern California Edison Co., 4.32% ..................                 8,080               124,230
                                                                                       ---------------
                                                                                               822,571
                                                                                       ---------------
  Total Preferred Stocks (Identified Cost $1,382,987).....                                   1,483,696
                                                                                       ---------------
TOTAL INVESTMENTS -- 98.1%
  (IDENTIFIED COST $54,160,304) (d) ......................                             $    55,946,735
  Cash, Receivables & Other Assets (f)....................                                   1,199,383
  Liabilities.............................................                                     (84,211)
                                                                                       ---------------
TOTAL NET ASSETS -- 100% .................................                             $    57,061,907
                                                                                       ===============

(a) See Note 1.
(b) Step Bond: Coupon rate is zero or below market rate for an initial period and then increases to a higher coupon rate at a specified date and rate.
(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d) Company filed for Chapter 11 Bankruptcy.
(e) At June 30, 1997, the net unrealized appreciation on investments based on cost of $54,160,304 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,515,986 and $729,555, respectively, resulting in net unrealized appreciation of $1,786,431.
(f) Including deposits in foreign denominated currencies with a value of $33 and a cost of $33.

     Currency Terms:
     CAD          -       Canadian Dollar
     IP           -       Irish Punt
     NZD          -       New Zealand Dollar
     USD          -       U.S. Dollar
     ZAR          -       South African Rand

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1997 (unaudited)
                                                                 California Tax-
                                                                   Free Income
                                                                      Fund
                                                                ----------------
ASSETS
  Investments at value:
    Securities .............................................     $  14,906,016
    Repurchase agreements ..................................                 0
                                                                 -------------
  Total investments ........................................        14,906,016
  Cash .....................................................            77,377
  Foreign currency at value ................................                 0
  Receivable for:
    Shares of the Fund sold ................................                 0
    Securities sold ........................................                 0
    Dividend and interest -- net ...........................           247,918
  Due from the adviser (Note 3) ............................            20,732
  Other assets .............................................                 0
  Unamortized organization expenses (Note 1I) ..............                 0
                                                                 -------------
                                                                    15,252,043
                                                                 -------------
LIABILITIES
  Payable for:
    Securities purchased ...................................                 0
    Shares of the Fund redeemed ............................                 0
    Foreign taxes ..........................................                 0
  Accrued expenses:
    Management fees (Note 3) ...............................            18,709
    Trustees' fees (Note 3B) ...............................               317
    Accounting and administration (Note 3A) ................             3,552
    Other expenses .........................................            22,373
                                                                 -------------
                                                                        44,951
                                                                 -------------
NET ASSETS .................................................     $  15,207,092
                                                                 =============
  Net Assets consist of:
    Capital paid in ........................................        14,958,473
    Undistributed net investment income ....................            18,703
    Accumulated net realized gain ..........................            33,498
    Unrealized appreciation (or depreciation) on:
      Investments ..........................................           196,418
      Foreign currency transactions ........................                 0
                                                                 -------------
NET ASSETS .................................................     $  15,207,092
                                                                 =============
Shares of beneficial interest outstanding, no par value ....         1,486,797
                                                                 =============
Computation of offering price:
Net asset value and redemption price per share
  (Net assets / shares of beneficial interest outstanding) .     $       10.23
                                                                 =============
Identified cost of investments .............................     $  14,709,598
                                                                 =============

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------
                                                                    Investment
     Core              Core          Fixed        High Yield           Grade
 Fixed Income         Growth         Income      Fixed Income      Fixed Income
     Fund              Fund           Fund           Fund              Fund
-------------     -------------  -------------   -------------    -------------


$   7,434,638     $  36,355,001  $  96,063,743   $  22,307,172    $  55,946,735
            0         1,108,000        785,000       4,350,000                0
-------------     -------------  -------------   -------------    -------------
    7,434,638        37,463,001     96,848,743      26,657,172       55,946,735
       59,541               562            643             328           90,160
            0                 0              0               0               33

            0        10,363,616              0               0                0
            0                 0      2,354,368         239,729           93,547
      153,254            11,065      1,830,469         299,104        1,005,765
       12,923             7,719          5,465          11,706            9,878
            0             2,826              0               0                0
        9,177                 0              0               0                0
-------------     -------------  -------------   -------------    -------------
    7,669,533        47,848,789    101,039,688      27,208,039       57,146,118
-------------     -------------  -------------   -------------    -------------


            0         9,971,635              0       2,007,854                0
            0                 0         81,000               0                0
            0               175              0               0                0

        8,682            32,681        121,979          26,560           54,071
          317               317            317             317              317
          587             2,239          9,113           1,228            4,582
       24,392            14,965         33,659          16,816           25,241
-------------     -------------  -------------   -------------    -------------
       33,978        10,022,012        246,068       2,052,775           84,211
-------------     -------------  -------------   -------------    -------------
$   7,635,555     $  37,826,777  $ 100,793,620   $  25,155,264    $  57,061,907
=============     =============  =============   =============    =============

    7,365,092        32,261,290     90,004,755      24,353,468       54,951,038
      220,295           116,427      3,964,681         554,993           19,050
       11,790           789,617      2,311,596          49,417          305,973

       38,378         4,659,443      4,513,963         197,389        1,786,431
            0                 0         (1,375)             (3)            (585)
-------------     -------------  -------------   -------------    -------------
$   7,635,555     $  37,826,777  $ 100,793,620   $  25,155,264    $  57,061,907
=============     =============  =============   =============    =============
      733,932         2,911,873      7,845,502       2,374,937        4,822,155
=============     =============  =============   =============    =============


$       10.40     $       12.99  $       12.85   $       10.59    $       11.83
=============     =============  =============   =============    =============
$   7,396,260     $  32,803,558     92,334,780      26,459,783       54,160,304
=============     =============  =============   =============    =============

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 1997 (unaudited)
                                                                California Tax-
                                                                  Free Income
                                                                      Fund
                                                                ---------------
INVESTMENT INCOME
  Dividends ..................................................  $         0
  Interest ...................................................      388,670
                                                                -----------
                                                                    388,670
                                                                -----------
  Expenses
    Management fees (Note 3) .................................       36,609
    Trustees' fees and expenses (Note 3B) ....................          630
    Accounting and administrative fees (Note 3A) .............        7,847
    Custodian ................................................       19,008
    Transfer agent ...........................................       10,315
    Audit and tax services ...................................        6,400
    Legal ....................................................        3,927
    Printing .................................................        1,200
    Registration .............................................          150
    Amortization of organization expenses (Note 1I) ..........            0
    Miscellaneous ............................................           75
                                                                -----------
                                                                     86,161
                                                                -----------
    Less expenses assumed by the investment adviser (Note 3) .      (38,569)
                                                                -----------
  Net investment income ......................................      341,078
                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on:
    Investments -- net .......................................       24,914
    Foreign currency transactions -- net .....................            0
                                                                -----------
    Total realized gain (loss) on investments and foreign
      currency transactions ..................................       24,914
                                                                -----------
  Unrealized appreciation (depreciation) on:
    Investments -- net .......................................       23,091
    Foreign currency transactions -- net .....................            0
                                                                -----------
    Total unrealized appreciation (depreciation) on
      investments and foreign currency transactions ..........       23,091
                                                                -----------
  Net gain (loss) on investments and foreign currency
    transactions .............................................       48,005
                                                                -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...................  $   389,083
                                                                ===========

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------
                                                                   Investment
      Core              Core           Fixed       High Yield        Grade
  Fixed Income         Growth         Income      Fixed Income    Fixed Income
      Fund              Fund           Fund           Fund           Fund
----------------    ------------    -----------   ------------   ------------
$           0     $     163,312  $     219,573   $      40,625    $      52,980
      239,615            33,369      3,814,950         561,802        1,982,657
-------------     -------------  -------------   -------------    -------------
      239,615           196,681      4,034,523         602,427        2,035,637
-------------     -------------  -------------   -------------    -------------
       16,423            63,142        239,326          37,948          105,470
          630               630            630             630              630
        3,656             6,212         16,025           4,902           11,973
       22,111            13,824         40,935          13,868           28,041
        3,861             6,133          8,610           3,830            7,364
        5,500             6,000          6,900           5,500            6,900
        2,739             2,739          2,739           2,739            2,739
          750             1,200          1,200             750            1,200
          150               150            150             150              150
        1,197                 0              0               0                0
           76                76             75              74               70
-------------     -------------  -------------   -------------    -------------
       57,093           100,106        316,590          70,391          164,537
-------------     -------------  -------------   -------------    -------------
      (35,742)          (18,020)        (5,465)        (22,957)         (19,521)
-------------     -------------  -------------   -------------    -------------
      218,264           114,595      3,723,398         554,993        1,890,621
-------------     -------------  -------------   -------------    -------------
       15,412         1,272,394        686,512          49,417          110,748
            0                 0         (6,136)              0             (592)
-------------     -------------  -------------   -------------    -------------
       15,412         1,272,394        680,376          49,417          110,156
-------------     -------------  -------------   -------------    -------------
      (49,995)        1,724,305      1,626,040         150,446          108,321
            0                 0         (1,375)             (3)            (585)
-------------     -------------  -------------   -------------    -------------
      (49,995)        1,724,305      1,624,665         150,443          107,736
-------------     -------------  -------------   -------------    -------------
      (34,583)        2,996,699      2,305,041         199,860          217,892
-------------     -------------  -------------   -------------    -------------
$     183,681     $   3,111,294  $   6,028,439   $     754,853    $   2,108,513
=============     =============  =============   =============    =============

LOOMIS SAYLES INVESTMENT TRUST

-------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
                                                    California Tax-Free Income Fund
                                                  -----------------------------------
                                                  Six Months Ended     Year Ended
                                                  ----------------  -----------------
                                                    June 30, 1997   December 31, 1996
                                                  ----------------  -----------------
                                                    (unaudited)
FROM OPERATIONS
  Net investment income ........................   $    341,078       $    485,327
  Net realized gain (loss) on:
    Investments ................................         24,914             12,506
  Unrealized appreciation (depreciation) on:
    Investments ................................         23,091             (7,191)
                                                   ------------       ------------
    Increase in net assets from operations .....        389,083            490,642
                                                   ------------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ........................       (331,448)          (476,675)
  Net realized gain on investments .............              0             (6,098)
                                                   ------------       ------------
                                                       (331,448)          (482,773)
                                                   ------------       ------------
FROM CAPITAL SHARES TRANSACTIONS
  Proceeds from the sale of shares .............      2,352,715          5,559,420
  Net asset value of shares issued in connection
    with the reinvestment of:
  Dividends from net investment income .........         53,643             91,383
  Distributions from net realized gain on
    investments ................................              0              1,043
                                                   ------------       ------------
                                                      2,406,358          5,651,846
  Cost of shares redeemed ......................       (716,439)           (80,000)
                                                   ------------       ------------
  Increase in net assets derived from capital
    share transactions .........................      1,689,919          5,571,846
                                                   ------------       ------------
    Total increase in net assets ...............      1,747,554          5,579,715
NET ASSETS
  Beginning of period ..........................     13,459,538          7,879,823
                                                   ------------       ------------
  End of period ................................   $ 15,207,092         13,459,538
                                                   ============       ============
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of period ..........................   $      9,074       $        422
                                                   ============       ============

  End of period ................................   $     18,703       $      9,074
                                                   ============       ============

NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares ...............        231,252            549,758
  Issued in connection with the reinvestment of:
    Dividends from net investment income .......          5,288              9,033
    Distributions from net realized gain on
      investments ..............................              0                102
                                                   ------------       ------------
                                                        236,540            558,893
  Redeemed .....................................        (71,075)            (7,835)
                                                   ------------       ------------
  Net change ...................................        165,465            551,058
                                                   ============       ============

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST

--------------------------------------------------------------------------------------------------------------
               Core Fixed Income Fund                                       Core Growth Fund
-------------------------------------------------------       ------------------------------------------------
     Six Months Ended                  Year Ended               Six Months Ended              Year Ended
--------------------------       ----------------------       --------------------       ---------------------
       June 30, 1997               December 31, 1996*            June 30, 1997             December 31, 1996
--------------------------       ----------------------       --------------------       ---------------------
        (unaudited)                                               (unaudited)
             $   218,264                  $   236,276                $   114,595                 $   198,013
                  15,412                       (3,622)                 1,272,394                    (334,718)
                 (49,995)                      88,373                  1,724,305                   2,755,618
             -----------                  -----------                -----------                 -----------
                 183,681                      321,027                  3,111,294                   2,618,913
             -----------                  -----------                -----------                 -----------
                       0                     (234,245)                         0                    (198,587)
                       0                            0                          0                           0
             -----------                  -----------                -----------                 -----------
                       0                     (234,245)                         0                    (198,587)
             -----------                  -----------                -----------                 -----------
               1,181,064                    5,949,773                 12,883,552                  14,625,426
                       0                      234,245                          0                     198,587
                       0                            0                          0                           0
             -----------                  -----------                -----------                 -----------
               1,181,064                    6,184,018                 12,883,552                  14,824,013
                       0                            0                    (74,109)                 (2,947,260)
             -----------                  -----------                -----------                 -----------
               1,181,064                    6,184,018                 12,809,443                  11,876,753
             -----------                  -----------                -----------                 -----------
               1,364,745                    6,270,800                 15,920,737                  14,297,079
               6,270,810                           10                 21,906,040                   7,608,961
             -----------                  -----------                -----------                 -----------
             $ 7,635,555                  $ 6,270,810                $37,826,777                 $21,906,040
             ===========                  ===========                ===========                 ===========
             $     2,031                  $         0                $     1,831                 $     2,329
             ===========                  ===========                ===========                 ===========
             $   220,295                  $     2,031                $   116,427                 $     1,831
             ===========                  ===========                ===========                 ===========
                 115,510                      595,456                  1,009,678                   1,419,291
                       0                       22,965                          0                      17,046
                       0                            0                          0                           0
             -----------                  -----------                -----------                 -----------
                 115,510                      618,421                  1,009,678                   1,436,337
                       0                            0                     (6,157)                   (287,257)
             -----------                  -----------                -----------                 -----------
                 115,510                      618,421                  1,003,521                   1,149,080
             ===========                  ===========                ===========                 ===========

*Commencement of operations, April 24, 1996.

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS continued

                                                        Fixed Income Fund
                                               -----------------------------------
                                               Six Months Ended     Year Ended
                                               ----------------  -----------------
                                                 June 30, 1997   December 31, 1996
                                               ----------------  -----------------
                                                  (unaudited)
FROM OPERATIONS
  Net investment income .......................   $  3,723,398     $  7,872,003
  Net realized gain on:
    Investments ...............................        686,512        3,866,845
    Foreign currency transactions .............         (6,136)               0
Unrealized appreciation (depreciation) on:
    Investments ...............................      1,626,040         (950,519)
    Foreign currency transactions .............         (1,375)               0
                                                  ------------     ------------
    Increase in net assets from operations ....      6,028,439       10,788,329
                                                  ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .......................              0       (7,817,191)
  Net realized gain on investments ............              0       (2,382,970)
                                                  ------------     ------------
                                                             0      (10,200,161)
                                                  ------------     ------------
FROM CAPITAL SHARES TRANSACTIONS
  Proceeds from the sale of shares ............     11,061,071       59,500,558
  Net asset value of shares issued in
    connection with the reinvestment of:
    Dividends from net investment income ......              0        6,322,412
    Distributions from net realized gain on
      investments .............................              0        2,076,057
                                                  ------------     ------------
                                                    11,061,071       67,899,027
  Cost of shares redeemed .....................     (8,041,899)     (35,072,997)
                                                  ------------     ------------
  Increase in net assets derived from capital
    share transactions ........................      3,019,172       32,826,030
                                                  ------------     ------------
    Total increase in net assets ..............      9,047,611       33,414,198

NET ASSETS
  Beginning of period .........................     91,746,009       58,331,811
                                                  ------------     ------------
  End of period ...............................   $100,793,620     $ 91,746,009
                                                  ============     ============
UNDISTRIBUTED (OR DISTRIBUTION IN EXCESS OF)
  NET INVESTMENT INCOME
  Beginning of period .........................   $    241,283     $     36,669
                                                  ============     ============
  End of period ...............................   $  3,964,681     $    241,283
                                                  ============     ============
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares ..............        900,051        4,931,492
  Issued in connection with the reinvestment
    of:
    Dividends from net investment income ......              0          521,906
    Distributions from net realized gain on
      investments .............................              0          171,575
                                                  ------------     ------------
                                                       900,051        5,624,973
  Redeemed ....................................       (650,020)      (2,859,895)
                                                  ------------     ------------
  Net change ..................................        250,031        2,765,078
                                                  ============     ============

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST

-----------------------------------------------------------------------------------------
    High Yield Fixed Income Fund                 Investment Grade Fixed Income Fund
---------------------------------------       -------------------------------------------
Six Months Ended         Year Ended            Six Months Ended          Year Ended
-----------------    ------------------       ------------------       ------------------
 June 30, 1997       December 31, 1996*          June 30, 1997         December 31, 1996
-----------------    ------------------       ------------------       ------------------
   (unaudited)                                    (unaudited)
$      554,993         $      160,475          $    1,890,621          $    2,262,850

        49,417                 13,644                 110,748                 978,367
             0                      0                    (592)                      0

       150,446                 46,943                 108,321                 214,006
            (3)                     0                    (585)                      0
--------------         --------------          --------------          --------------
       754,853                221,062               2,108,513               3,455,223
--------------         --------------          --------------          --------------

             0               (160,804)             (1,915,230)             (2,263,848)
             0                (13,677)                      0                (705,324)
--------------         --------------          --------------          --------------
             0               (174,481)             (1,915,230)             (2,969,172)
--------------         --------------          --------------          --------------

    21,300,000              2,879,339               4,031,000              27,581,022


             0                160,804               1,467,667               1,438,020
             0                 13,677                       0                 534,572
--------------         --------------          --------------          --------------
    21,300,000              3,053,820               5,498,667              29,553,614
             0                      0                (381,793)               (103,745)
--------------         --------------          --------------          --------------

    21,300,000              3,053,820               5,116,874              29,449,869
--------------         --------------          --------------          --------------
    22,054,853              3,100,401               5,310,157              29,935,920

     3,100,411                     10              51,751,750              21,815,830
--------------         --------------          --------------          --------------
$   25,155,264         $    3,100,411          $   57,061,907          $   51,751,750
==============         ==============          ==============          ==============


$            0         $            0          $       43,660          $      (19,837)
==============         ==============          ==============          ==============
$      554,993         $            0          $       19,050          $       43,660
==============         ==============          ==============          ==============

     2,069,896                287,934                 345,615               2,335,474

             0                 15,765                 126,162                 124,548

             0                  1,341                       0                  44,998
--------------         --------------          --------------          --------------
     2,069,896                305,040                 471,777               2,505,020
             0                      0                 (32,217)                 (8,853)
--------------         --------------          --------------          --------------
     2,069,896                305,040                 439,560               2,496,167
==============         ==============          ==============          ==============

*Commencement of operations on June 5, 1996.

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Year Ended December 31,

                                                                 California Tax-Free Income Fund
                                                               ----------------------------------
                                                                 1997*          1996       1995**
                                                               -------        -------     -------
Net asset value, beginning of period ........................  $ 10.19        $ 10.23     $ 10.00
                                                               -------        -------     -------
Income from investment operations -
  Net investment income .....................................     0.23          0.46         0.26
  Net realized and unrealized gain (loss) on investments ....     0.04         (0.04)        0.23
                                                               -------        -------     -------
    Total from investment operations ........................     0.27          0.42         0.49
                                                               -------        -------     -------
Less distributions -
  Dividends from net investment income ......................    (0.23)        (0.45)       (0.26)
  Distributions from net realized capital gains .............     0.00         (0.01)        0.00
                                                               -------        -------     -------
    Total distributions .....................................    (0.23)        (0.46)       (0.26)
                                                               -------        -------     -------
Net asset value, end of period ..............................  $ 10.23        $ 10.19     $ 10.23
                                                               =======        =======     =======
Total return (%)(a) .........................................      2.7            4.1         4.9
Net assets, end of period (000) .............................  $15,207        $13,460     $ 7,880
Ratio of operating expenses to average net assets (%)(b) ....     0.65           0.65        0.65
Ratio of net investment income to average net assets (%)(b)..     4.66           4.58        5.30
Portfolio turnover rate (%) .................................     16.0           17.5        18.4
Average commission rate (c) .................................      --            --           --
The ratios of operating expenses to average net assets
  without giving effect to the voluntary expense limitations described in Note 3 to the Financial Statements would have
  been (%)(b) ...............................................     1.18           1.26        1.62
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net
  investment income per share would have been: ..............  $  0.21        $  0.40     $  0.22


(a)Periods less than one year are not annualized.
(b)Annualized for periods less than one year.
(c)For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.
  *For the six months ended June 30, 1997. (unaudited)
 **Commencement of operations on June 1, 1995.
  +Commencement of operations on April 24, 1996.
 ++Commencement of operations on October 1, 1995.

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------



 Core Fixed Income Fund                       Core Growth Fund
------------------------         -----------------------------------------
 1997*            1996+           1997*            1996             1995++
-------          -------         -------          -------          -------
$ 10.14          $ 10.00         $ 11.48          $ 10.02          $ 10.00
-------          -------         -------          -------          -------

   0.29             0.40            0.04             0.10             0.02
  (0.03)            0.13            1.47             1.47             0.02
-------          -------         -------          -------          -------
   0.26             0.53            1.51             1.57             0.04
-------          -------         -------          -------          -------

   0.00            (0.39)           0.00            (0.11)           (0.02)
   0.00             0.00            0.00             0.00             0.00
-------          -------         -------          -------          -------
   0.00            (0.39)           0.00            (0.11)           (0.02)
-------          -------         -------          -------          -------
$ 10.40          $ 10.14         $ 12.99          $ 11.48          $ 10.02
=======          =======         =======          =======          =======
    2.6              5.3            13.2             15.6              0.4
$ 7,636           $6,271         $37,827          $21,906          $ 7,609
   0.65             0.65            0.65             0.65             0.65
   6.64             6.21            0.91             1.10             1.36
   43.8             33.8            41.9             96.5             22.4
   --               --           $0.0578          $0.0278             --

   1.74             1.46            0.79             0.89             1.43

 $ 0.25           $ 0.35          $ 0.03           $ 0.08           $ 0.01

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS continued
Year Ended December 31,

                                                                          Fixed Income Fund
                                                                ------------------------------------
                                                                  1997*         1996         1994**
                                                                --------      --------      --------
Net asset value, beginning of period .....................      $  12.08      $  12.08      $  10.00
                                                                --------      --------      --------
Income from investment operations -
  Net investment income ..................................          0.47          0.91          0.53
  Net realized and unrealized gain (loss) on investments .          0.30          0.27          2.21
                                                                --------      --------      --------
    Total from investment operations .....................          0.77          1.18          2.74
                                                                --------      --------      --------
Less distributions -
  Dividends from net investment income ...................          0.00         (0.90)        (0.52)
  Distributions from net realized capital gains ..........          0.00         (0.28)        (0.14)
                                                                --------      --------      --------
    Total distributions ..................................          0.00         (1.18)        (0.66)
                                                                --------      --------      --------
Net asset value, end of period ...........................      $  12.85      $  12.08      $  12.08
                                                                ========      ========      ========
Total return (%)(a) ......................................           6.4           9.8          27.4
Net assets, end of period (000) ..........................      $100,794      $ 91,746      $ 58,332
Ratio of operating expenses to average net assets (%)(b) .          0.65          0.62          0.75
Ratio of net investment income to average net assets
  (%)(b) .................................................          7.78          7.97          8.15
Portfolio turnover rate (%) ..............................          17.3          90.4          76.0
The ratios of operating expenses to average net assets
  without giving effect to the voluntary expense
  limitations described in Note 3 to the Financial
  Statements would have been (%)(b) ......................          0.66          0.62          0.83
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net
  investment income per share would have been: ...........       $  0.47       $  0.91       $  0.52

(a)  Periods less than one year are not annualized.
(b)  Annualized for periods less than one year.
  *  For the six months ended June 30, 1997. (unaudited)
 **  Commencement of operations on January 17, 1995.
  +  Commencement of operations on June 1, 1996.
 ++  Commencement of operations on July 1, 1994.

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------

      High Yield
   Fixed Income Fund              Investment Grade Fixed Income Fund
---------------------      ----------------------------------------------------
   1997*       1996+        1997*          1996            1995          1994++
 -------      -------      -------        -------         -------       -------
 $ 10.16      $ 10.00      $ 11.81        $ 11.56         $  9.57       $ 10.00
 -------      -------      -------        -------         -------       -------

    0.23         0.56         0.41           0.80            0.75          0.41

    0.20         0.21         0.03           0.40            2.05         (0.43)
 -------      -------      -------        -------         -------       -------
    0.43         0.77         0.44           1.20            2.80         (0.02)
 -------      -------      -------        -------         -------       -------

    0.00        (0.56)       (0.42)         (0.79)          (0.76)        (0.41)
    0.00        (0.05)        0.00          (0.16)          (0.05)         0.00
 -------      -------      -------        -------         -------       -------
    0.00        (0.61)       (0.42)         (0.95)          (0.81)        (0.41)
 -------      -------      -------        -------         -------       -------
 $ 10.59      $ 10.16      $ 11.83        $ 11.81         $ 11.56       $  9.57
 =======      =======      =======        =======         =======       =======
     4.2          7.7          3.8           10.9            30.3          (0.3)
 $25,155      $ 3,100      $57,062        $51,752         $21,816       $ 4,649

    0.75         0.75         0.55           0.55            0.55          0.55

    8.78         9.42         7.17           7.27            7.61          8.18
    50.6          9.1         27.3           73.8            21.6         112.0


    1.11         2.73         0.62           0.70            0.94          1.55


  $ 0.22       $ 0.44       $ 0.41         $ 0.78          $ 0.71        $  0.36

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
June 30, 1997


1. Loomis Sayles Investment Trust (the "Trust") consists of eight no-load mutual funds (the "Funds").

The Trust was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on December 23, 1993. The Trust is a diversified, open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the " 1940 Act"), and the interests in which were registered for offer and sale, effective March 7, 1997, under the Securities Act of 1933, as amended (the "1933 Act"). The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each fund. The Loomis Sayles Mortgage Securities Fund ceased investment operations on June 20, 1997.

The Trust consists of the following Funds:

           Loomis Sayles California Tax-Free Income Fund
           Loomis Sayles Convertible Bond Fund*
           Loomis Sayles Core Fixed Income Fund
           Loomis Sayles Core Growth Fund
           Loomis Sayles Fixed Income Fund
           Loomis Sayles High Yield Fixed Income Fund
           Loomis Sayles Intermediate Duration Fixed Income Fund** Loomis Sayles Investment Grade Fixed Income Fund

      *Loomis Sayles Convertible Bond Fund has not been registered for offer and sale under the 1933 Act. The information contained in this report does not include the Convertible Bond Fund.
     **As of June 30, 1997, Loomis Sayles Intermediate Duration Fixed Income
       Fund had not commenced investment operations.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION -- Equity securities listed on an established securities exchange or on the NASDAQ National Market System are normally valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, and in the case of over the counter securities not so listed, at the last bid price. Long-term debt securities are valued by a pricing service which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships between securities which are generally recognized by institutional traders. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost, which approximates market value. Other securities for which current market quotations are not readily available (including restricted securities, if any) are carried at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Trustees.

B. REPURCHASE AGREEMENTS -- The Funds engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Funds take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the market value of the collateral be at least equal to 100% of the repurchase price. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Funds may be delayed or limited.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of each of the Funds (including those Funds that invest in foreign securities) are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of securities held. All such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains and losses from the sale of short-term securities and holdings of foreign currencies, foreign currency gains and losses between trade dates and settlement dates on investment securities transactions, and the difference between the amounts of daily interest accruals on the books of the Funds and the amounts actually received resulting from changes in exchange rates on the payable date.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- Each Fund that may invest in foreign securities, may, upon the purchase or sale of a security denominated in a foreign currency, enter into forward foreign currency contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction. In such cases, the Funds have not realized currency gains or losses between the trade and settlement dates on these security transactions.

In addition, a Fund may enter into a forward foreign currency contract to sell, for a fixed amount, a foreign currency in which securities held are denominated to hedge against anticipated declines in the value of the currency the adviser believes may adversely affect the value of the Fund's portfolio securities.

Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying price of the Fund's investment securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts. At June 30, 1997, there were no open forward foreign exchange contracts.

E. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Discounts on zero coupon bonds, original issues, step bonds and payment in kind bonds are accreted according to the effective interest method. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

F. WHEN-ISSUED SECURITIES -- Delivery and payment for securities purchased on a when-issued or delayed delivery basis can take place one month or more after the date of the transactions. The securities so purchased are subject to market fluctuation during this period. Each Fund instructs the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments. At June 30, 1997 the Funds held no such commitments.

G. FEDERAL INCOME TAXES -- Each Fund is a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The California Tax-Free Income and the Investment Grade Fixed Income Funds pay their net investment income monthly. The Core Fixed Income, Core Growth, Fixed Income and High Yield Fixed Income Funds pay their net investment income to shareholders annually. Distributions from net realized capital gains are declared and paid on an annual basis by all of the funds. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds.

I. ORGANIZATION EXPENSE -- In 1996, costs approximating $11,970 were incurred in connection with the organization of the Core Fixed Income Fund. These costs were paid by the Fund and are being amortized over 60 months.

2. PURCHASES AND SALES OF SECURITIES -- (excluding short-term investments) for each Fund for the period ended June 30, 1997 were as follows:

                                                                           Purchases
                                                            ----------------------------------------
                                                               U.S. Government              Other
                                                               ---------------              -----
California Tax-Free Income Fund ............................     $  505,000              $ 3,807,767
Core Fixed Income Fund .....................................      2,848,506                1,358,356
Core Growth Fund ...........................................              0               23,002,466
Fixed Income Fund ..........................................         35,623               19,532,340
High Yield Fixed Income Fund ...............................      4,270,781               20,390,301
Investment Grade Fixed Income Fund .........................         26,717               18,601,410

                                                                             Sales
                                                            ----------------------------------------
                                                               U.S. Government              Other
                                                               ---------------              -----
California Tax-Free Income Fund ............................     $  500,000              $ 1,761,207
Core Fixed Income Fund .....................................      2,451,023                  377,773
Core Growth Fund ...........................................              0               10,678,840
Fixed Income Fund ..........................................        456,563               15,821,650
High Yield Fixed Income Fund ...............................      4,201,031                1,822,296
Investment Grade Fixed Income Fund .........................      9,292,551                4,942,016


3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- During the period ended June 30, 1997, the Funds incurred management fees payable to Loomis Sayles. Certain officers and directors of Loomis Sayles are also officers or trustees of the Trust. Loomis Sayles' general partner is indirectly owned by New England Investment Companies, L.P., a publicly-traded limited partnership whose general partner is indirectly owned by Metropolitan Life Insurance Company. Separate management agreements for each Fund in effect during the period ended June 30, 1997 provided for fees as set forth below:

                                 Fees Earned
                                  During the
                                 Period Ended
         Fund                   June 30, 1997(a)       Annual Percentage Rate
         ----                   ----------------       ----------------------

California Tax-Free Income Fund   $ 36,609      0.50% of the Fund's weekly net assets
Core Fixed Income Fund ........     16,423      0.50% of the Fund's weekly net assets
Core Growth Fund ..............     63,142      0.50% of the Fund's weekly net assets
Fixed Income Fund .............    239,326      0.50% of the Fund's weekly net assets
High Yield Fixed Income Fund ..     37,948      0.60% of the Fund's weekly net assets
Investment Grade Fixed Income      105,470      0.40% of the Fund's weekly net assets

(a) Prior to voluntary expense limitations.

Loomis Sayles voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Funds to the following percentage rate of the Fund's average annual net assets:

                                                       Amount         Fund
                                                      Waived/      Percentage
                       Fund                          Reimbursed       Rate
                       ----                          ----------    ----------
California Tax-Free Income Fund ..................    $38,569        0.65%
Core Fixed Income Fund ...........................     35,742        0.65%
Core Growth Fund .................................     18,020        0.65%
Fixed Income Fund ................................      5,465        0.65%
High Yield Fixed Income Fund .....................     22,957        0.75%
Investment Grade Fixed Income Fund ...............     19,521        0.55%

Loomis Sayles may change or terminate these voluntary agreements at any time, but the relevant prospectus would be supplemented at the time to describe the change.

A. OTHER EXPENSES -- Through May 31, 1997, Loomis Sayles voluntarily performed certain administrative, accounting and other services for the Trust. On June 1, 1997, the Trust contracted with State Street Bank and Trust Company ("State Street") to perform certain of these services for the Trust. The amounts paid to State Street for performing such functions for the series of the Trust (not including Convertible Bond Fund) and are shown in the financial statements as a component of Accounting and Administrative fees. Loomis Sayles voluntarily continues to perform certain other of these services at its own expense.

B. TRUSTEES FEES AND EXPENSES -- The Trust does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Loomis Sayles, Metropolitan Life Insurance Company or their affiliates. Each independent trustee is compensated by the Trust at the rate of $10,000 per annum, plus travel expenses for each meeting attended. These expenses are allocated evenly among the Funds in the Trust.

4. CREDIT RISKS -- The High Yield Fixed Income Fund will invest at least 65%, the Fixed Income Fund may invest up to 35%, and the Investment Grade Fixed Income Fund may invest up to 10% of its total net assets in securities offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These securities are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher-rated categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities.

5. CONCENTRATION -- The California Tax-Free Income Fund primarily invests in debt obligations issued by the State of California, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that does not concentrate its investments in the securities of issuers of a single state.

6.  FOREIGN SECURITIES -- Each Fund (except the California Tax-Free Income
Fund) may purchase securities of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid, and the prices of such securities may be more volatile than those securities of comparable U.S. companies and the U.S. government.

========================================
LOOMIS SAYLES INVESTMENT TRUST
========================================

TRUSTEE
Timothy J. Hunt

OFFICERS

PRESIDENT
Daniel J. Fuss

EXECUTIVE VICE PRESIDENT                   TREASURER
Robert J. Blanding                         Mark W. Holland

VICE PRESIDENTS                            ASSISTANT TREASURER
William F. Camp                            Nicholas H. Palmerino
William J. Driscoll
Quentin P. Faulkner                        SECRETARY
Kathleen C. Gaffney                        Sheila M. Barry
Jeffrey L. Meade
Robert K. Payne                            ASSISTANT SECRETARIES
Mari J. Sugahara                           Margaret W. Chambers
Anthony J. Wilkins                         Laurie M. Gallagher
                                           Bonnie S. Thompson

================================================================================
LOOMIS SAYLES INVESTMENT TRUST
================================================================================


For Information about:


o Establishing an account

o Account procedures and status

o Exchanges

o Shareholder services


Phone 888-226-9699 (toll free)



INVESTMENT ADVISER
Loomis Sayles & Company, L.P.   o   One Financial Center   o   Boston, MA 02111


TRANSFER AND DIVIDEND PAYING AGENT AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company   o   Boston, MA 02102


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.   o   One Post Office Square   o   Boston, MA 02109


    This report has been prepared for the shareholders of the Funds and is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by an effective prospectus.